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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CIM Commercial Trust Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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CIM COMMERCIAL TRUST CORPORATION
17950 PRESTON ROAD, SUITE 600
DALLAS, TEXAS 75252

Dear CIM Commercial Trust Corporation Stockholder:

        You are cordially invited to attend the annual meeting of the stockholders of CIM Commercial Trust Corporation, a Maryland real estate investment trust ("CIM Commercial"), at 10:30 a.m., Pacific Time, on May 6, 2015 at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028 if you are a stockholder of record as of April 6, 2015.

        At the annual meeting, CIM Commercial stockholders will be asked to elect the seven directors nominated in the proxy statement to serve for a one-year term, and until their successors are elected and qualified. In addition, we will ask stockholders to (i) ratify the selection of BDO USA, LLP as CIM Commercial's independent registered public accounting firm for the fiscal year ending December 31, 2015, (ii) approve the adoption of a new equity compensation plan and (iii) approve, by a non-binding advisory vote, executive compensation.

        The Board of Directors of CIM Commercial recommends the approval of each of these proposals and such other business that will be transacted as may properly come before the annual meeting. These foregoing items of business are more fully described in the proxy statement. We urge you to carefully review the proxy statement.

        Your vote is very important. If you were a registered stockholder as of the close of business on April 6, 2015, please vote your shares as soon as possible using one of the following methods to ensure that your vote is counted, regardless of whether you expect to attend the annual meeting in person: (1) call the toll-free number specified on the enclosed proxy card and follow the instructions when prompted, (2) access the internet website specified on the enclosed proxy card and follow the instructions provided to you or (3) complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in "street name" through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the annual meeting. If you are a stockholder of record and you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. Proof of share ownership and a form of photo identification will be required for admission to the annual meeting.

        On behalf of our Board of Directors, I thank you for your continued support.

Sincerely,
Charles E. Garner II Chief Executive Officer

April 17, 2015

This proxy statement is first being mailed to the stockholders of CIM Commercial on or about April 17, 2015.

CIM COMMERCIAL TRUST CORPORATION
17950 PRESTON ROAD, SUITE 600
DALLAS, TEXAS 75252

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS OF CIM COMMERCIAL TRUST CORPORATION
TO BE HELD ON MAY 6, 2015

Dear CIM Commercial Trust Corporation Stockholder:

        You are cordially invited to attend the annual meeting of Stockholders (the "Annual Meeting") of CIM Commercial Trust Corporation ("CIM Commercial") to be held at 10:30 a.m., Pacific Time, on May 6, 2015 at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028. The purposes of the Annual Meeting are as follows:

        1.    Proposal 1:    To elect the seven directors nominated in the proxy statement to serve for a one-year term, and until their successors are elected and qualified;

        2.    Proposal 2:    To ratify the selection of BDO USA, LLC as CIM Commercial's independent registered public accounting firm for the fiscal year ending December 31, 2015;

        3.    Proposal 3:    To approve the adoption of a new equity compensation plan;

        4.    Proposal 4:    To approve, by a non-binding advisory vote, executive compensation; and

        5.     To consider any other business that is properly presented at the Annual Meeting and any postponements or adjournments thereof.

        The Board of Directors has fixed the close of business on April 6, 2015 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. The proxy card is enclosed with this notice of Annual Meeting and proxy statement.

        Your vote is important to us and our business. I encourage you to complete, date, sign and return the accompanying proxy whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are in the name of a broker or bank, you must secure a proxy from the broker or bank assigning voting rights to you for your shares.

Sincerely,
Jan F. Salit President and Secretary

April 17, 2015

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of
Stockholders to be Held on May 6, 2015.

Our proxy statement is available on our website at http://investors.cimcommercial.com/sec.cfm and our annual report to stockholders for the year ended December 31, 2014 is available on our website at http://investors.cimcommercial.com/sec.cfm.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2015

        This proxy statement, with the enclosed proxy card, is being furnished to the stockholders of CIM Commercial Trust Corporation ("CIM Commercial" and together with its subsidiaries, the "Company," "we," "us" or "our") in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the annual meeting of the Company's stockholders (the "Annual Meeting") to be held at 10:30 a.m., Pacific Time, on May 6, 2015 at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028 and at any adjournments or postponements thereof. The Notice of Annual Meeting, this proxy statement, and the accompanying proxy card are being mailed to all stockholders on or about April 17, 2015. The proxy statement will also be available on the internet at http://investors.cimcommercial.com/sec.cfm and annual report to stockholders for the year ended December 31, 2014 is available on our website at http://investors.cimcommercial.com/sec.cfm.

        Only stockholders of record as of the close of business on April 6, 2015 are entitled to notice of and to vote at the Annual Meeting. As of such date, we had 97,583,598 shares of common stock, par value per share $0.001 ("Common Shares") outstanding. Each holder of record of Common Shares on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each Common Share held.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.     Who is entitled to vote?

        Only stockholders of record as of the close of business on April 6, 2015 are entitled to notice of and to vote at the Annual Meeting.

2.     What is a proxy?

        It is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated our Chief Executive Officer, Charles E. Garner II, and our Chief Financial Officer, David Thompson, as proxies for the Annual Meeting.

3.     How many votes is each Common Share entitled to?

        Each holder of record of Common Shares on the record date is entitled to one vote on each matter properly brought before the Annual Meeting for each Common Share held.

4.     What is the difference between a stockholder of record and stockholder who holds shares in "street name?"

        If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker or bank, your shares are held in "street name" and you are a beneficial owner.

5.     How do I attend the Annual Meeting? What do I need to bring?

        If you are a stockholder of record, you will need to bring a photo ID with you to the Annual Meeting.

        If you own shares in "street name," bring your most recent brokerage statement with you to the Annual Meeting. We can use your statement to verify your ownership of shares and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in question 6. You will also need to bring a photo ID.

        Please note that cameras, sound or video recording equipment, cellular telephones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed at the Annual Meeting.

6.     How can I vote at the Annual Meeting if I own shares in "street name?"

        You will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

        Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

        If you do not receive the legal proxy in time, you can follow the procedures described in question 5 to attend the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

7.     What shares are included on the proxy card?

        If you are a stockholder of record as of the close of business on April 6, 2015, you will receive one proxy card for all the Common Shares you hold in each single account, regardless of whether you hold them in certificate form or in book entry form. If you receive more than one proxy card, it generally means you hold Common Shares registered in more than one account. Please sign and return all of the proxy cards you receive to ensure that your shares are voted.

8.     What constitutes a quorum?

        The presence, in person or represented by proxy, stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. However, if a quorum is not present at the Annual Meeting, the chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the original record date without notice other than an announcement at the Annual Meeting.

9.     What different methods can I use to vote?

        By Written Proxy: All stockholders can vote by returning the completed written proxy card received with this proxy statement.

        By Telephone: All stockholders can vote by telephone through the number shown on your proxy card.

        Over the Internet: All stockholders can vote over the Internet at the web address shown on your proxy card.

        In Person: All stockholders of record may vote in person at the Annual Meeting. "Street name" holders may vote in person at the Annual Meeting if they have a legal proxy, as described in question 6.

10.   What is the record date and what does it mean?

        The record date for the Annual Meeting is the close of business on April 6, 2015. The record date is established by the Board as allowed by the Maryland General Corporation Law. Owners of record of Common Shares at the close of business on the record date are entitled to receive notice of the Annual Meeting and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

11.   What is the deadline for voting my shares if I do not attend the Annual Meeting?

        If you are a stockholder of record, your proxy must be received by telephone or the Internet by 11:59 p.m., Eastern Time on May 5, 2015 in order for your shares to be voted at the Annual Meeting. If you are a stockholder of record and you received a printed set of proxy materials, you also have the option of completing, signing, dating and returning the proxy card enclosed with the proxy materials before the Annual Meeting in order for your shares to be voted at the Annual Meeting. If you are a beneficial owner of Common Shares, please comply with the deadlines included in the voting instructions provided by the bank, broker or other nominee that holds your shares.

12.   How will voting on other business be conducted?

        As to any other business that may properly come before the Annual Meeting, all properly submitted proxies will be voted by the proxyholder named in the proxy card, at his discretion. We do not presently know of any other business that may come before the Annual Meeting.

13.   What can I do if I change my mind after I return my proxy card?

        Returning your proxy card will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. Stockholders can revoke a proxy prior to the completion of voting at the Annual Meeting by:

  •
  giving written notice of revocation to the Corporate Secretary of the Company;

  •
  delivering a later-dated proxy; or

  •
  voting in person at the Annual Meeting (unless you are a "street name" holder without a legal proxy, as described in question 6).

14.   Are votes confidential? Who counts the votes?

        The Company will keep all the proxies and voting tabulations private. Only the Inspector of Elections will examine these documents. The Company will not need to know how you voted on a specific proposal unless it is necessary to meet legal requirements. The Company will, however, disclose the total votes received for and against each proposal in a Form 8-K filing following the Annual Meeting as required by law.

15.   On what items am I voting?

        You are being asked to vote on the following items:

  •
  to elect seven directors nominated by the Board;

  •
  to ratify the appointment of BDO USA, LLC ("BDO") as our independent registered public accounting firm for the fiscal year ending December 31, 2015;

  •
  to approve the adoption of a new equity compensation plan; and

  •
  to approve, by a non-binding advisory vote, executive compensation.

16.   What are my voting choices when voting for director nominees?

        In the vote on the election of the seven director nominees, stockholders of record may:

  •
  vote in favor of all nominees;

  •
  vote in favor of specific nominees;

  •
  vote against all nominees;

  •
  vote against specific nominees;

  •
  abstain from voting with respect to all nominees; or

  •
  abstain from voting with respect to specific nominees.

17.   What vote is required to approve each proposal?

        Proposal No. 1—Election of Directors.    To be elected as a director, our current Bylaws require that a nominee must receive a plurality of all the votes cast in the election of directors at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

        Proposal No. 2—Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Annual Meeting will be required for the approval of the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

        Proposal No. 3—Approval of Adoption of a New Equity Compensation Plan.    The affirmative vote of a majority of the votes cast at the Annual Meeting will be required for the approval of the adoption of the new equity compensation plan.

        Proposal No. 4—Approval, By a Non-Binding Advisory Vote, Executive Compensation.    The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the executive compensation proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review and consider the voting results when making future decisions regarding executive compensation.

18.   How does the Board recommend that I vote?

        The Board recommends a vote:

  •
  FOR the seven director nominees;

  •
  FOR the ratification of the appointment of the independent registered public accounting firm;

  •
  FOR the approval of the adoption of the new equity compensation plan; and

  •
  FOR the non-binding advisory approval of executive compensation.

19.   What if I do not specify a choice for a matter when returning a proxy?

        Stockholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:

  •
  FOR the election of all director nominees;

  •
  FOR the ratification of the appointment of the independent registered public accounting firm;

  •
  FOR the adoption of the new equity compensation plan; and

  •
  FOR the non-binding advisory approval of executive compensation.

20.   How are abstentions and broker non-votes counted?

        If on the record date your shares were held through a broker, bank or other agent and not in your name, then you are a "beneficial owner." If you are a beneficial owner, your shares are held in "street name," as is the case for most of the Company's stockholders. As a beneficial owner, you should have received a form with the voting instructions from the organization holding your account, rather than from the Company, and you have the right to direct how the shares in your account are to be voted. Please complete and mail the voting form as instructed to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet if permitted by your bank, broker or other agent by following the instructions provided in the voting instruction form. As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not a stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other agent. Follow the instructions from your broker, bank or other agent included with the proxy materials, or contact your bank, broker or other agent to request such form of proxy.

        If you are a beneficial owner, the broker, bank or other agent will not vote your shares on certain matters in the absence of specific instructions from you on how to vote your shares. The shares which cannot be voted by banks, brokers or other agents on non-routine matters are called broker non-votes. If you hold your shares in a brokerage account, then:

  •
  Proposal No. 1—Election of Directors.  Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the election of directors.

  •
  Proposal No. 2—Ratification of the Appointment of BDO as our Independent Registered Public Accounting Firm.  Your broker, bank or other nominee is entitled to vote your shares if no instructions are received from you.

  •
  Proposal No. 3—Approval of Adoption of a New Equity Compensation Plan.  Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the adoption of the new equity compensation plan.

  •
  Proposal No. 4—Approval, By a Non-Binding Advisory Vote, Executive Compensation.  Your broker, bank or other nominee is not entitled to vote your shares if no instructions are received from you. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

        Because an abstention is not a vote cast, if you instruct your proxy or broker to "abstain" on any matter, it will have no effect on the vote on any of the matters to be considered at the Annual Meeting. However, abstentions will be counted as shares that are present and entitled to vote for the purpose of determining the presence of a quorum.

21.   Can I access the Proxy Statement and Annual Report on the Internet?

        The proxy statement is available on our website at http://investors.cimcommercial.com/sec.cfm and our Annual Report to stockholders for the year ended December 31, 2014 is available on our website at http://investors.cimcommercial.com/sec.cfm.

22.   How are proxies solicited and what is the cost?

        We will bear all expenses incurred in connection with the solicitation of proxies. We have not engaged any solicitor to assist with the solicitation of proxies. In accordance with Securities and Exchange Commission ("SEC") rules, we will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of shares.

        Our directors and officers may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

        IMPORTANT: If your Common Shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your Common Shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your Common Shares.

 SECURITY OWNERSHIP OF CIM COMMERCIAL'S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS AND CURRENT BENEFICIAL OWNERS

Directors and Executive Officers

        The following table sets forth certain information regarding the beneficial ownership of our Common Shares as of April 2, 2015 by (1) each named executive officer, (2) each current director and (3) all executive officers and directors as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class
Charles E. Garner II	—		—
Jan F. Salit	8,867	(2)(3)	*
David Thompson	—		—
Barry N. Berlin	9,553	(3)(4)	*
Richard Ressler	95,793,944	(5)	98.2%
Avi Shemesh	95,793,944	(5)	98.2%
Shaul Kuba	95,793,944	(5)	98.2%
Kelly Eppich	—		—
Douglas Bech	7,000		*
Robert Cresci	2,000		*
Frank Golay, Jr.	2,000		*
Directors and Executive Officers as a group (11 persons)	95,824,353		98.2%

*
Less than 1%.

(1)
The business address of Messrs. Garner, Salit, Berlin, Bech, Cresci and Golay, for the purposes hereof, is c/o CIM Commercial Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252. The business address of Messrs. Thompson, Ressler, Shemesh, Kuba and Eppich, for the purposes hereof, is c/o CIM Group, 4700 Wilshire Boulevard, Los Angeles, California 90010.

(2)
Mr. Salit has sole voting and investment power over these shares, which include 122 shares held in an IRA.

(3)
Includes 1,334 restricted stock awards owned by each of Mr. Salit and Mr. Berlin.

(4)
Mr. Berlin has shared voting and investment power over these shares, which include 42 shares held in the name of his child and 7,844 shares held jointly with his spouse.

(5)
Messrs. Ressler, Shemesh and Kuba may be deemed to beneficially own 95,440,000 shares by virtue of their position as the control persons of CIM Holdings, Inc., which is the sole managing member of CIM Group, LLC ("CIM Group"), which is the sole manager of CIM Urban Partners GP, LLC, which is the sole managing member of Urban Partners II, LLC, that has the power to vote and dispose of such shares. Messrs. Ressler, Shemesh and Kuba may also be deemed to beneficially own 353,944 shares by virtue of their position as the control persons of CIM Service Provider, LLC that has the power to vote and dispose of such shares. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of the these shares except to the extent of his pecuniary interest therein.

Beneficial Owners of More than 5% of our Shares

        The following table sets forth certain information regarding the beneficial ownership of our Common Shares based on filings with the SEC as of April 2, 2015 by each person known by us to own beneficially more than 5% of our shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Urban Partners II, LLC	95,440,000	97.8%
c/o CIM Group 4700 Wilshire Boulevard Los Angeles, California 90010
Richard Ressler(1)	95,793,944	98.2%
Avi Shemesh(1)	95,793,944	98.2%
Shaul Kuba(1)	95,793,944	98.2%

(1)
The business address of Messrs. Ressler, Shemesh and Kuba, for the purposes hereof, is c/o CIM Group, 4700 Wilshire Boulevard, Los Angeles, California 90010. Messrs. Ressler, Shemesh and Kuba may be deemed to beneficially own 95,440,000 shares by virtue of their position as the control persons of CIM Holdings, Inc., which is the sole managing member of CIM Group, which is the sole manager of CIM Urban Partners GP, LLC, which is the sole managing member of Urban Partners II, LLC, that has the power to vote and dispose of such shares. Messrs. Ressler, Shemesh and Kuba may also be deemed to beneficially own 353,944 shares by virtue of their position as the control persons of CIM Service Provider, LLC that has the power to vote and dispose of such shares. Messrs. Ressler, Shemesh and Kuba have shared voting and investment power over all of these shares. Each of Messrs. Ressler, Shemesh and Kuba disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest therein.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Pursuant to our Bylaws, the Board presently consists of seven directors.

        At the Annual Meeting, you will be asked to elect seven directors. The seven current directors will be up for election at the Annual Meeting. For your review and consideration, a biography of each nominee for director is contained in this proxy statement under the section titled "Corporate Governance, Director Nominees." The term of office of each person elected to be a director of the Company will be until the next regular or annual meeting of the stockholders at which election of directors is an agenda item, and until such person's successor is duly elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each current director and the nominees to serve as directors of the Company.

Vote Required

        Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting at which a quorum is present. There is no cumulative voting in the election of directors.

        The Board recommends a vote "FOR" the election of each of the directors nominated.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee, comprised of independent members of the Board (the "Audit Committee"), has appointed BDO as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending December 31, 2015. Representatives of BDO are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Stockholder ratification of the appointment of BDO as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment, the Audit Committee may reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

        Representatives of Deloitte & Touche LLP ("Deloitte"), our independent registered public accounting firm prior to the merger (the "Merger") pursuant to the Agreement and Plan of Merger, dated as of July 8, 2013, by and among PMC Commercial Trust, CIM Urban REIT, LLC ("CIM REIT"), and their respective merger subsidiaries, are not expected to be present at the Annual Meeting.

        We are asking that you ratify the appointment of BDO, although your ratification is not required.

Vote Required

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the appointment of BDO as our independent registered public accounting firm.

        The Board recommends a vote "FOR" the ratification of the appointment of BDO as our independent registered public accounting firm.

 PROPOSAL 3

APPROVAL OF EQUITY COMPENSATION PLAN

        On April 3, 2015, the Board unanimously approved the CIM Commercial Trust Corporation 2015 Equity Incentive Plan (the "2015 Equity Incentive Plan"), subject to approval by our stockholders. Awards may only be granted under the 2015 Equity Incentive Plan on or after the date 2015 Equity Incentive Plan is approved by our stockholders.

        The following summary of the material terms of the 2015 Equity Incentive Plan is qualified in its entirety by reference to the complete text of the 2015 Equity Incentive Plan, which is attached hereto as Exhibit A.

Overview

        The purpose of the 2015 Equity Incentive Plan is to help the Company and any of its subsidiaries: (1) align the interests of award grantees (each, a "Grantee") with the Company's stockholders; and (2) promote ownership of the Company's equity. The 2015 Equity Incentive Plan permits the granting of restricted shares or restricted stock units to any member of the Board who is not an employee of the Company (a "Non-Employee Director") and to each of Messrs. Salit and Berlin in accordance with the terms of their employment agreements, as discussed in greater detail in the section entitled "Executive Compensation—Potential Payments Upon Termination or Change in Control."

Administration

        The Board or any committee or sub-committee of the Board as designated by the Board from time to time (collectively, the "Committee") will administer the 2015 Equity Incentive Plan. In particular, the Committee will have the authority in its sole discretion to: exercise all of the powers granted to it under the 2015 Equity Incentive Plan; construe, interpret and implement the 2015 Equity Incentive Plan and all written documents by which an award pursuant to the 2015 Equity Incentive Plan (an "Award") is evidenced (an "Award Agreement"); prescribe, amend and rescind rules and regulations relating to the 2015 Equity Incentive Plan, including rules governing the Committee's own operations; make all determinations necessary or advisable in administering the 2015 Equity Incentive Plan; amend the 2015 Equity Incentive Plan to reflect changes in applicable law; and grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards.

        Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive.

Eligibility

        Awards under the 2015 Equity Incentive Plan may be made to any Non-Employee Director of the Company and to two employees of the Company, Messrs. Salit and Berlin, who will receive stock awards, which will be vested upon grant in accordance with the terms of their employment agreements, provided they are employed by the Company in good standing on January 1, 2016.

Available Shares and Adjustments

        Subject to adjustment as described below, the total number of Common Shares that may be granted under the 2015 Equity Incentive Plan will be 400,000.

        The Committee will (a) adjust the number of authorized shares of restricted stock, (b) adjust the individual Award amounts set forth above, and (c) adjust the terms of any outstanding Awards (including, without limitation, the number of shares of restricted stock covered by each outstanding Award and the type of property or securities to which the Award relates), in each case, in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued shares of restricted stock (or issuance of shares of stock other than Common Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Common Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or shares, including any extraordinary dividend or extraordinary distribution.

Awards Under the Plan

        Awards may be made under the 2015 Equity Incentive Plan in the form of restricted shares or restricted stock units, which may, in either case, provide for dividend equivalent rights.

Restricted Shares

        Upon grant of restricted shares, the Grantee will have the rights of a stockholder with respect to such restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted shares and retained by the Company will be paid to the relevant Grantee (without interest).

        As soon as practicable following January 1, 2016, the Committee will issue stock in the aggregate amount of 105,000 shares in satisfaction of the Company's obligation to issue stock to two employees of the Company, Messrs. Salit and Berlin (as discussed in greater detail in the section entitled "Executive Compensation—Potential Payments Upon Termination or Change in Control") who are eligible to receive stock awards under the terms of their employment agreements, provided they are employed by the Company in good standing on January 1, 2016.

Restricted Stock Units

        The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of the Company, until delivery of shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one Common Share, cash or other securities or property equal in value to a Common Share or a combination thereof, as specified by the Committee.

Dividend Equivalent Rights

        The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares covered by such Award if such shares had been delivered pursuant to such Award. The Grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in shares or in another form, whether they will be conditioned upon the vesting of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

Amendment

        Unless otherwise provided in the 2015 Equity Incentive Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the 2015 Equity Incentive Plan in any respect whatsoever but, subject to the administration and adjustment provisions of the 2015 Equity Incentive Plan (summarized above), no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee's consent and no Award Agreement may be amended to materially adversely impair the rights of a Grantee without the Grantee's consent.

        Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.

New Plan Benefits

        The amount of each Grantee's Award for the 2015 calendar year will be determined based on the discretion of the Board and therefore cannot be calculated. As a result, we cannot determine the number or type of Awards that will be granted under the 2015 Equity Incentive Plan to any participant for the 2015 fiscal year.

U.S. Federal Tax Implications of Awards

        Awards may have U.S. federal income, state, local and/or foreign tax consequences for grantees. Grantees are encouraged to seek independent tax advice regarding their personal tax situation.

Vote Required

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the adoption of the 2015 Equity Incentive Plan.

        The Board recommends a vote "FOR" the approval of the adoption of the 2015 Equity Incentive Plan.

 PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        As we do each year, and as required by Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), we are seeking advisory stockholder approval of the compensation of our named executive officers. The stockholder vote is an advisory vote only and is not binding on the Company or the Board. Although the vote is non-binding, the Board values the opinion of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

        As described in detail in the "Compensation Discussion and Analysis" section below, our executive compensation system is generally designed to promote the Company's financial and operational success by (i) attracting, motivating and assisting in the retention of highly qualified and talented executives, including our named executive officers, who will enable us to perform better than our competitors and drive long-term stockholder value; and (ii) reinforcing desired financial business results to our executives, including our named executive officers, and motivating them to make decisions that produce such results. We believe that our executive compensation system appropriately links pay to both the Company's and the executive's performance and is well aligned with the long-term interests of our stockholders. The Board does not allocate a fixed percentage to any specific component of compensation, but works with management to design an overall compensation structure that best serves its goals and appropriately motivates our executive officers to provide outstanding service to the Company. We believe that our executive compensation objectives have resulted in executive compensation decisions that have appropriately incentivized (without undue risk) the achievement of financial goals that have benefited our Company and our stockholders and are expected to drive long-term stockholder value over time. The Company is externally managed by an affiliate of CIM REIT (the "Advisor") pursuant to an Investment Management Agreement (the "Investment Management Agreement") between the Advisor and CIM Urban Partners L.P. ("CIM Urban"), a principal subsidiary of the Company. In addition, CIM Service Provider, LLC (the "Manager"), a subsidiary of CIM Group, provides certain management and administrative services to the Company and its subsidiaries pursuant to a Master Services Agreement (the "Master Services Agreement"). Mr. Garner and Mr. Thompson are employed by an affiliate of the Advisor and the Manager and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Garner, our Chief Executive Officer, and Mr. Thompson, our Chief Financial Officer, any compensation in 2014. Therefore, their compensation is not discussed in the "Compensation Discussion and Analysis" section below.

        We are asking stockholders to vote on the following advisory resolution:

        Resolved, that the stockholders approve the compensation of the Company's named executive officers as disclosed pursuant to the SEC's compensation disclosure rules, including the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement.

Vote Required

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposal.

        The Board recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

 CORPORATE GOVERNANCE

Company Leadership Structure; Board Role in Risk Oversight

        Leadership Structure.    The Board does not have a formal policy regarding the leadership structure of the Company and whether the roles of chairman and chief executive officer should be separated, but instead believes that these matters should be determined based on a number of different factors and circumstances, including the Company's position, history, size, culture, stockholder base, board size and board composition and that, as a result, the appropriate structure may change from time to time as circumstances warrant. From October 26, 2012 until March 11, 2014, Mr. Salit served as our Chief Executive Officer and as our Chairman of the Board. On March 11, 2014 following the closing of the Merger, we separated the roles of Chairman of the Board and principal executive officer. Our principal executive officer is Mr. Garner and our Chairman of the Board is Mr. Ressler.

        Risk Oversight.    The Company is exposed to a variety of risks. The entire Board regularly assesses major risks facing the Company and reviews options for their mitigation. The Board may appoint a committee to address a specific risk or to oversee the Company's response to a particular risk. In particular, the Audit Committee of the Board oversees the Company's policies with respect to risk assessment and risk oversight and oversees risk with respect to financial reporting matters. The Board also relies on management to bring significant matters to its attention.

        The Board believes that the Company's current leadership structure, including the independent Audit Committee oversight function and the open access of the Board to the Company's executive officers and senior management as the Board determines is appropriate, supports the oversight role of the Board in the Company's risk management.

Statement on Corporate Governance

        The Company is dedicated to establishing and maintaining high standards of corporate governance.

        Contacting the Board.    The Board welcomes your questions and comments. If you would like to communicate directly with the Board, or if you have a concern related to the Company's business ethics or conduct, financial statements, accounting practices or internal controls, then you may submit your correspondence to the Secretary of the Company or you may call the Ethics Hotline at 1-800-292-4496. All communications will be forwarded to the Audit Committee.

        Code of Ethics.    The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, the Advisor and the Manager, including the Company's principal executive officer and principal financial and accounting officer (the "Code of Ethics").

        If the Board amends any provisions of the Code of Ethics that applies to the Company's principal executive officer or senior financial officers or grants a waiver in favor of any such persons, the Company intends to satisfy its disclosure requirements by disclosing the amendment or waiver on a Form 8-K filed with the SEC within four business days following such amendment or waiver.

        The Company's Code of Ethics may be viewed on the Company's website at http://investors.cimcommercial.com/ under the "Corporate Overview/Corporate Governance" section.

Independence of Directors

        Upon consummation of the Merger, Urban Partners II, LLC ("Urban II"), an affiliate of CIM REIT, received 4,400,000 Common Shares and 65,028,571 Class A convertible cumulative preferred shares ("Preferred Shares") in exchange for the contribution of partnership interests in CIM Urban to the Company. Each Preferred Share converted into 1.4 Common Shares (as adjusted for the one-for-five reverse stock split) in April 2014. Consequently, Urban II acquired approximately a 97.8% ownership interest in the Company. Currently, Urban II, together with shares held by another affiliate of CIM Group, beneficially own Common Shares that represent approximately 98.2% of the total voting power of the Company. As a result of this ownership level, CIM Commercial is a "controlled company" exempt from certain rules of The NASDAQ Stock Market LLC requiring, among other things, a board of directors with a majority of independent directors.

        The Board undertook a review of the independence of the current members of the Board. In making independence determinations, the Board observes all criteria for independence established by the SEC and The NASDAQ Stock Market LLC. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company, including (if applicable) those reported under "Related Person Transactions." The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that Mr. Bech, Mr. Cresci and Mr. Golay meet the aforementioned criteria for "independence".

Meetings of the Board

        Subsequent to the Merger, during the fiscal year ended December 31, 2014, the Board held four regular quarterly meetings and five other meetings. The Company's policy is to encourage members of the Board to attend the annual meeting of stockholders. Each incumbent director attended an aggregate of at least 75 percent of the Board meetings, and the meetings of committees on which he served, during the period that he served in 2014. Directors are encouraged to attend in person the annual meeting of stockholders of the Company. None of the members of our Board attended our 2014 annual meeting of stockholders.

Independent Director Meetings

        The independent directors have at least one regularly scheduled meeting or executive session per year without the presence of other directors and management. Any independent director can request that an additional executive session be scheduled.

Committees of the Board

        The Board has an audit committee. The Board is not required to have (and does not have) a compensation committee or a nominating and corporate governance committee, based on its status as a "controlled company," but may decide to have such committees (or other committees) in the future.

        Audit Committee.    The Company has a standing Audit Committee that oversees the accounting and financial reporting processes as well as legal, compliance and risk management matters. The Audit Committee consists of Mr. Cresci (chairman), Mr. Bech and Mr. Golay. The Audit Committee is comprised entirely of directors who meet the independence and financial literacy requirements of The NASDAQ Stock Market LLC, as well as the standards established under the Sarbanes-Oxley Act of 2002. See "Corporate Governance—Independence of Directors." In addition, the Board has determined that Mr. Cresci qualifies as an "audit committee financial expert" as defined in SEC rules.

        The Audit Committee's responsibilities include providing assistance to the Board in fulfilling its responsibilities with respect to oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications, performance and independence, and the performance of the Company's internal audit function, if any. In accordance with its Audit Committee Charter, the Audit Committee is directly responsible for the appointment and oversight of the independent registered public accounting firm, who reports directly to the Committee, approval of the engagement fee of the independent registered public accounting firm and pre-approval of the audit services and any permitted non-audit services they may provide to the Company. In addition, the Audit Committee reviews the scope of audits as well as the annual audit plan and evaluates matters relating to the audit and internal controls of the Company. The Audit Committee holds separate executive sessions, outside the presence of executive management, with the Company's independent registered public accounting firm.

        The Audit Committee held seven meetings during the fiscal year ended December 31, 2014.

        The charter for the Audit Committee may be viewed on the Company's website at http://investors.cimcommercial.com/ under the "Corporate Overview/Corporate Governance" section.

Director Nomination Procedures

        Effective with the Merger, the Company does not have a nominating and corporate governance committee. The Board believes that it is appropriate for CIM Commercial not to have such a committee because of CIM Commercial's status as a "controlled company." The entire Board participates in the consideration of nominees for director.

        The Board will consider nominees for director suggested by stockholders in written submissions to the Company's Secretary in compliance with the nomination procedures set forth below.

        Director Qualifications.    The Board has policies establishing certain desired attributes of the Board as a whole. Each member of the Board must possess high personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders, as well as an inquisitive mind, an objective perspective, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time carrying out their duties and responsibilities effectively. The Board does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board values diversity and believes the Board should reflect an appropriate diversity of viewpoints, background, experience and other demographics.

        Identifying and Evaluating Nominees.    The Board may consider those factors it deems appropriate in evaluating director candidates as outlined above. The skills and personality of each director should fit with those of the other directors in building a Board that is effective, collegial and responsive to the needs of the Company. The Board considers candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Board does not evaluate candidates differently based on who has made the recommendation. The Board may hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates.

        Stockholder Nominees.    The Board will consider properly submitted stockholder nominees for election to the Board and will apply the same evaluation criteria in considering such nominees as it would to persons nominated under any other circumstances. Any stockholder nominations proposed for consideration by the Board should include the nominee's name and sufficient biographical information to demonstrate that the nominee meets the qualification requirements for board service as set forth under "—Director Qualifications." The nominee's written consent to the nomination should also be included with the nomination submission, which should be sent in accordance with the provisions of our bylaws and addressed to: CIM Commercial Trust, 17950 Preston Road, Suite 600, Dallas, Texas 75252, Attn: Secretary.

        Additional information regarding submitting stockholder proposals is set forth in our existing bylaws. Stockholders may request a copy of the bylaw provisions relating to stockholder proposals from the Company's Secretary at CIM Commercial Trust Corporation, 17950 Preston Road, Suite 600, Dallas, Texas 75252, Attn: Secretary.

Director Nominees

        Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.

Name	Age	Position
Douglas Bech	69	Director (independent)
Robert Cresci	71	Director (independent)
Kelly Eppich	58	Director
Frank Golay, Jr.	67	Director (independent)
Shaul Kuba	52	Director
Richard Ressler	56	Director and Chairman of the Board
Avi Shemesh	53	Director

        Douglas Bech has served as a director of the Company since March 2014 and as founder and Chief Executive Officer of Raintree Resorts International and its predecessors since August 1997. Raintree owns and operates upscale vacation ownership resorts in Mexico, the United States and Canada. Prior to founding Raintree, Mr. Bech practiced securities and corporate finance law from 1970 until 1997. Mr. Bech also has served as a director of j2 Global since November 2000. From August 1988 through November 2000, he served as a director of eFax.com, a company j2 Global acquired in November 2000. Mr. Bech also serves as lead director of HollyFrontier Corporation, which was the result of a merger of Frontier Oil Corporation and Holly Corporation in July 2011 and had previously served as a director of Frontier Oil Corporation since 1993. Mr. Bech also serves as an independent trust manager of Moody National REIT II, Inc., a registered, non-traded real estate investment trust that acquires only limited service hotels in the United States. Mr. Bech's previous work as a securities and corporate finance lawyer, as a director of other diverse public companies, and his current experience as a chief executive officer of a private enterprise engaged in marketing, management and consumer finance in three different countries, provides expertise on corporate governance, legal matters and finance, as well as a general business management perspective to the Board.

        Robert Cresci has served as a director of the Company since March 2014 and has been a Managing director of Pecks Management Partners Ltd., an investment management firm, since 1990. He currently serves on the boards of j2 Global, Luminex Corporation and OFS Capital Corporation. Mr. Cresci previously served on the board of Continucare Corporation until 2011 and the board of Sepracor, Inc. until 2009. Mr. Cresci's extensive knowledge of investment management and accounting from his experience with Pecks Management Partners and his experience serving on other public company boards of directors provides expertise regarding investment strategies, accounting issues and public company matters.

        Kelly Eppich has served as a director of the Company since March 2014 and is a Principal, Investments of CIM Group, L.P. As a Principal, he serves on CIM Group, L.P.'s Investment Committee and is a board member of the Company. Prior to joining CIM Group, L.P., Mr. Eppich served as the Chief Financial Officer for Decurion Corporation/Pacific Theatres. In that capacity, he was responsible for all areas of finance, accounting, treasury, risk management and information systems development of CIM Group, L.P. From 1989 to 2000, he was Vice President Finance / Controller and then Vice President of Business Development, Finance and Administration for the International Recreation Enterprises Division of Warner Bros., which was responsible for the acquisition, development and operations of theme parks and multiplex theater real estate projects outside of the United States. Prior to joining Warner Bros., Mr. Eppich served as an Assistant Vice President and Assistant Corporate Controller for Maxicare Health Plans Inc. from 1986 to 1989 and worked for Ernst & Young from 1979 to 1986. Mr. Eppich received a B.S. degree in Finance with an emphasis in Accounting from Weber

State University. Mr. Eppich has in-depth knowledge of CIM Urban's business and operations and has significant experience in the preparation and analysis of financial statements, strategic planning and financial management.

        Frank Golay, Jr. has served as a director of the Company since March 2014 and has been associated with Sullivan & Cromwell LLP since September 1977. From 1977 to 1985 he was an associate located in Sullivan & Cromwell LLP's New York and London offices. From 1985 to 1988 he was a partner in Sullivan & Cromwell LLP's New York office, and from 1988 to 2008 he served as a partner in Sullivan & Cromwell LLP's Los Angeles office. Mr. Golay retired at the end of 2008 and has since been of counsel to Sullivan & Cromwell LLP. Mr. Golay's practice has included numerous securities offerings, including REIT offerings, merger and acquisition transactions and general corporate advice. He has represented both issuers and underwriters and companies and their financial advisors. Prior to his retirement, Mr. Golay's clients included Orchard Capital, j2 Global and CIM Group, L.P. Mr. Golay is a member of the New York and California bars, and is a past chair of the Business and Corporations Law Section of the Los Angeles County Bar Association. Mr. Golay's extensive legal experience in the securities, mergers and acquisitions, and general corporate fields provides the Board with a strong resource on a variety of important strategic matters.

        Shaul Kuba has served as a director of the Company since March 2014. Mr. Kuba, Co-Founder and a Principal of CIM Group, L.P., has been an active real estate investor for over 25 years. Since co-founding CIM Group, L.P. in 1994, Mr. Kuba has been an integral part of building CIM Group, L.P.'s investment platforms. As a Principal and head of CIM Group, L.P.'s development group, he is actively involved in the development, redevelopment and repositioning of CIM Group, L.P.'s real estate investments including notable projects such as 432 Park Avenue. Additionally, Mr. Kuba is instrumental in sourcing new investment transactions and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He serves on CIM Group, L.P.'s Investment and Asset Management Committees and provides guidance on the diverse investment ideas across CIM Group, L.P.'s platforms. Prior to CIM Group, L.P., Mr. Kuba was involved in a number of successful entrepreneurial real estate activities including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles. Mr. Kuba has in-depth knowledge of CIM Urban's business and operations and has significant experience with the real estate development process and sourcing new investment transactions as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.

        Richard Ressler has served as a director of the Company since March 2014. Mr. Ressler is the founder and President of Orchard Capital Corporation ("Orchard Capital"), a firm that provides consulting and advisory services to companies (including CIM Group, L.P.) in which Orchard Capital or its affiliates invest. Through his affiliation with Orchard Capital, Mr. Ressler serves in various senior capacities with, among others, CIM Group, L.P. and Orchard First Source Asset Management (together with its affiliates, "OFSAM"), an investment adviser focusing on middle market debt investments. Mr. Ressler also serves as a board member for various public and private companies in which Orchard Capital or its affiliates invest, including as chairman of j2 Global, Inc. and a director of Presbia PLC. Mr. Ressler co-founded CIM Group, L.P. in 1994 and, through an agreement with Orchard Capital, chairs its investment and asset management committees. CIM Group, L.P. is a full service urban real estate and infrastructure fund manager with in-house research, acquisition, investment, development, finance, leasing and management capabilities. Mr. Ressler co-founded the predecessor of OFSAM in 2001 and, through an agreement with Orchard Capital, chairs its executive committee. Both OFSAM and its wholly owned subsidiary, OFS Capital Management, LLC, are registered with the SEC as registered investment advisers. Mr. Ressler served as Chairman and CEO of j2 Global from 1997 to 2000 and, through an agreement with Orchard Capital, currently serves as its non-executive Chairman. Mr. Ressler has served as a director of Presbia PLC since January 2015 and as chairman of CIM Commercial since 2014. Prior to founding Orchard Capital, from 1988 until 1994, Mr. Ressler co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. and served in various capacities at Vector Group and its subsidiaries. Prior to Vector Group, Mr. Ressler was with Drexel Burnham Lambert, Inc., where he focused on merger and acquisition transactions and the financing needs of middle-market companies. Mr. Ressler began his career in 1983 with Cravath, Swaine and Moore, working on public offerings, private placements, and merger and acquisition transactions. Mr. Ressler holds a B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University. Mr. Ressler has in-depth knowledge of CIM Urban's business and operations and has extensive experience with, and knowledge of, business management and finance as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.

        Avi Shemesh has served as a director of the Company since March 2014. Mr. Shemesh, Co-Founder and a Principal of CIM Group, L.P., has been an active real estate investor for over 25 years. Since co-founding CIM Group, L.P. in 1994, Mr. Shemesh has been instrumental in building CIM Group, L.P.'s real estate and infrastructure platforms. As a Principal and head of CIM Group, L.P.'s Investments Group, he is actively involved in the investment process and provides guidance on the diverse investment ideas across CIM Group, L.P.'s platforms. He serves on CIM Group, L.P.'s Investment and Asset Management Committees. Additionally, Mr. Shemesh is responsible for the day-to-day operations of CIM Group, L.P., including strategic initiatives, property management and leasing and investor relations. Prior to CIM Group, L.P., Mr. Shemesh was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles. Mr. Shemesh has in-depth knowledge of CIM Urban's business and operations and has significant experience with the real estate investment process and strategic planning as a result of his experience with CIM Group, L.P., including as Co-Founder thereof.

Executive Officers

        Set forth below are the names of the persons who are our executive officers as of the date of this proxy statement, their ages and their positions with the Company.

Name	Age	Position
Charles E. Garner II	52	Chief Executive Officer
Jan F. Salit	64	President and Secretary
David Thompson	51	Chief Financial Officer

        Charles E. Garner II has been Chief Executive Officer of the Company since August 20, 2014. Mr. Garner serves as Principal, Investments of CIM Group, L.P. As a Principal, Investments, he is involved in the investment and asset management process across CIM Group, L.P.'s platforms, and serves on CIM Group, L.P.'s Investment and Asset Management Committees. Prior to joining CIM Group, L.P., Mr. Garner worked closely with CIM Group, L.P. in various capacities since 1996, including originating Federal Realty Investment Trust's partnership with CIM Group, L.P. and managing that relationship for Federal Realty Investment Trust. Mr. Garner has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties. He began his career as a C.P.A. in the Washington, D.C. office of PricewaterhouseCoopers LLP and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies. Mr. Garner holds a B.S. degree in Management with a concentration in accounting from Tulane University's A.B. Freeman School of Business.

        Jan F. Salit has been President and Secretary of the Company since March 2014. Mr. Salit was Chief Executive Officer, Chairman of the Board and Secretary of PMC Commercial Trust from October 2012 to March 2014, Treasurer of PMC Commercial Trust from October 2008 to March 2014, Chief Operating Officer PMC Commercial Trust from October 2008 to October 2012, Executive Vice

President PMC Commercial Trust from June 1993 to October 2012, and Chief Investment Officer and Assistant Secretary from January 1994 to October 2012. He was also Executive Vice President of PMC Capital, Inc. (an affiliate of PMC Commercial Trust that merged into PMC Commercial Trust in February 2004) from May 1993 to February 2004 and Chief Investment Officer and Assistant Secretary of PMC Capital, Inc. from March 1994 to February 2004. From 1979 to 1992, Mr. Salit was employed by Glenfed Financial Corporation and its predecessor company Armco Financial Corporation, a commercial finance company, holding various positions, including Executive Vice President and Chief Financial Officer. Mr. Salit received his B.A. degree from Michigan State University and his MBA degree from New York University.

        David Thompson has been Chief Financial Officer of the Company since March 2014. Mr. Thompson is also a Principal, Chief Financial Officer of CIM Group, L.P. As a Principal, Mr. Thompson serves on CIM Group, L.P.'s Investment Committee. Prior to joining CIM Group, L.P. in 2009, Mr. Thompson spent fifteen years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller, where he was responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance. His tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company. Mr. Thompson's experience includes multi-billion dollar real estate acquisitions and dispositions in the hospitality, gaming and timeshare sectors, as well as significant capital markets experience. He began his career as a C.P.A. in the Los Angeles office of Arthur Andersen & Co., where he was a manager in the audit practice. Mr. Thompson received a B.S. degree in Accounting from the University of Southern California.

 AUDIT COMMITTEE REPORT

        The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed "soliciting material" or "filed" with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

        The Audit Committee operates under a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee charter is available on the corporate governance section of the Company's website at http://investors.cimcommercial.com/.

        During 2014, the Audit Committee, either through separate private sessions or during its regularly scheduled meetings with the independent registered public accounting firm and the director of internal audit, had candid discussions regarding financial management, legal, accounting, auditing and internal control issues.

        The Audit Committee has been provided with updates on management's process to assess the adequacy of the Company's system of internal control over financial reporting, the framework used to make the assessment and management's conclusions on the effectiveness of the Company's internal control over financial reporting. The updates include discussions with the independent registered public accounting firm about the Company's internal control assessment process and the independent registered public accounting firm's evaluation of the Company's system of internal control over financial reporting.

        The Audit Committee reviewed with executive management and the director of internal audit the Company's policies and procedures with respect to risk assessment and risk management.

        The Audit Committee recommended to the Board the engagement of BDO as the independent registered public accounting firm for the year ended December 31, 2014, and reviewed with senior members of the Company's financial management team and the independent registered public accounting firm, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the independent registered public accounting firm of the Company's internal controls over financial reporting and the quality of the Company's financial reporting. The Audit Committee has the sole authority to appoint the independent registered public accounting firm.

        The Audit Committee has reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K with management including a discussion of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.

        The Audit Committee also discussed with the independent registered public accounting firm, who is engaged to audit and report on the consolidated financial statements of the Company and subsidiaries and the effectiveness of the Company's internal control over financial reporting, those matters required to be discussed by the auditors with the Audit Committee in accordance with the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence for 2014.

        In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews the Company's quarterly and annual reports on Form 10-Q and Form 10-K prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports.

        In reliance on these reviews and discussions, and the reports of the independent registered public accounting firm, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the SEC.

        This report is submitted by the following members of the Audit Committee:

    Robert Cresci (chairman)
    Douglas Bech
    Frank Golay, Jr.

 EXECUTIVE COMPENSATION

Compensation Committee

        The Board is not required to have (and does not have) a compensation committee, based on its status as a "controlled company," but may decide to have such committees (or other committees) in the future.

Compensation Discussion and Analysis

Background

        This Compensation Discussion and Analysis relates to compensation paid to the Company's named executive officers during fiscal year 2014.

        As described below, until March 2014, the Company had a Compensation Committee that established and oversaw executive compensation for the Company. Following the Merger, the Board determined not to establish a compensation committee, rather, the full Board is responsible for establishing and reviewing executive compensation for the Company.

2014 Named Executive Officers

        Fiscal year 2014 was a year of transition for the Company because of the Merger. Our "named executive officers" for 2014 include individuals who were executive officers of the Company before and after the Merger. The following individuals were our named executive officers for 2014:

Name	Title
Charles E. Garner II	Chief Executive Officer, effective as of August 20, 2014
Jan F. Salit	Chief Executive Officer until March 11, 2014; President and Secretary
David Thompson	Chief Financial Officer, effective as of March 11, 2014
Barry N. Berlin	Chief Financial Officer until March 11, 2014; Executive Vice President of Finance and Accounting, Treasurer and Assistant Secretary

        The Company is externally managed by the Advisor, an affiliate of CIM REIT. In addition, the Manager, a subsidiary of CIM Group, provides certain management and administrative services to the Company and its subsidiaries. Mr. Garner and Mr. Thompson are employed by an affiliate of the Advisor and the Manager and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Mr. Garner, our Chief Executive Officer, and Mr. Thompson, our Chief Financial Officer, any compensation in 2014. Therefore, their compensation is not discussed in this Compensation Discussion and Analysis. Messrs. Salit and Berlin remained employed by the Company. Accordingly, their 2014 compensation is described in this Compensation Discussion and Analysis and accompanying tables.

Compensation Committee

        Responsibilities.    Until March 11, 2014, the Company had a standing Compensation Committee that oversaw the annual performance evaluation of the Company's Chief Executive Officer and other executive officers. The Compensation Committee did not take any actions affecting or make any changes to the compensation of the Company's executive officers between January 1, 2014 and March 11, 2014. The Compensation Committee consisted of Mr. Barry Imber (chairman) and Mr. Nathan Cohen. The Compensation Committee was comprised entirely of trust managers who met the independence requirements of the NYSE MKT listing standards. For the period up until the Merger, the Compensation Committee's responsibilities included:

  •
  establishing the Company's general compensation philosophy;

  •
  overseeing the Company's compensation programs and practices, including incentive and equity-based compensation plans;

  •
  reviewing and approving executive compensation plans in light of corporate goals and objectives;

  •
  evaluating the performance of the Chief Executive Officer in light of these criteria and establishing the Chief Executive Officer's compensation level based on such evaluation;

  •
  evaluating the performance of the other executive officers and their salaries, bonus and incentive and equity compensation;

  •
  administration of the Company's equity and benefit plans;

  •
  reviewing the adequacy of the Company's succession planning and organizational effectiveness; and

  •
  reviewing and making recommendations concerning proposals by management regarding compensation, bonuses, employment agreements and other benefits and policies with respect to such matters for employees of the Company.

        Compensation Philosophy.    Until March 11, 2014, the Compensation Committee's philosophy for compensating named executive officers was that a compensation system reflecting the Company's financial performance and stockholder return and encouraging ownership of our shares by the named executive officers would best align the interests of our named executive officers with the objectives of the Company and our stockholders. The Compensation Committee designed the Company's compensation program to meet the objective of rewarding performance measured by the creation of value for stockholders. In accordance with this philosophy, the Compensation Committee oversaw the implementation of the compensation system designed to promote the Company's financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent by making a portion of an executive officer's compensation dependent upon the Company's and such executive's performance.

        Elements of Compensation.    The Company's executive compensation program historically included the following compensation elements:

  •
  Base salary.  The salaries for the named executive officers were determined following an assessment of each executive's level of responsibility and experience, individual performance and contributions to the Company.

  •
  Annual Cash Incentives.  Annual cash incentives were determined by the performance of the executive, the executive's department, as applicable, and the financial performance of the Company as a whole based on profitability and balance sheet metrics and in relation to its peers. Annual cash incentives were discretionary. To the extent paid, annual incentives for our named executive officers were primarily based upon a review of the performance of the Company, individual accomplishments, responsibilities of the officer, dividends paid, share price and the annual incentives paid to the named executive officer for the prior year.

  •
  Long-Term Equity Incentives.  Historically, long-term equity incentives were granted to our executive officers under our 2005 Equity Incentive Plan in the form of restricted shares and were designed to motivate individuals to enhance the long-term profitability of the Company and the value of our Common Shares. Awards of long-term incentive compensation require the executives to focus on the Company's long-term strategic growth and prospects, as well as to require the executives to share the risk of poor performance with our stockholders.

        The Compensation Committee did not allocate a fixed percentage to each of these elements, but worked with management to design an overall compensation structure to best serve our goals and to appropriately motivate our executives to provide outstanding service to the Company. In addition, even though a portion of each executive's compensation was influenced by the Company's performance, the Compensation Committee had a general philosophy of providing some consistency in amounts of compensation provided by each of the three elements. This philosophy resulted in less significant increases or decreases in the amount of compensation paid from year-to-year and lessened the immediate effect of the Company's performance on executive compensation from year-to-year. In addition, the Compensation Committee assessed the reasonableness of the compensation package as a whole provided to each named executive officer, and considered whether the amount of total compensation was excessive given the Company's performance and current economic trends.

        In light of the Merger, the Compensation Committee did not make any 2014 annual cash incentive or long-term equity incentive determinations for Mr. Salit or Mr. Berlin prior to the Merger. In December 2013, the Compensation Committee made the adjustments to Messrs. Salit's and Berlin's 2014 base salaries as described below.

Compensation Committee Interlocks and Insider Participation

        Prior to March 11, 2014, the Compensation Committee consisted of members of the Board who were neither former nor current officers or employees of the Company or any of its subsidiaries. Following the Merger, as described above, the full Board is responsible for establishing and reviewing executive compensation for the Company. No member of the Compensation Committee or the Board had any interlocking relationship with any other company that requires disclosure under this heading. No executive officer of the Company served as a director or member of the compensation committee of any entity that has one or more executive officers serving as a member of the Board or of the Compensation Committee.

Role of Board in Setting Compensation Following the Merger

        Following the Merger, the Board determined not to establish a separate compensation committee, but rather determined that the full Board would assume the responsibilities that were historically carried out by the Compensation Committee prior to the Merger, as described above. The Board did not take any significant actions related to executive compensation for the balance of 2014, other than to grant the equity awards and the 2014 discretionary bonuses as described below. As described below, as of January 1, 2015, all of the Company's employees moved to CIM SBA Staffing, LLC ("CIM SBA"), except for Messrs. Salit and Berlin, who became jointly employed by the Company and CIM SBA. Their employment agreements with the Company continue in full force and effect and continue to govern the terms of the executives' compensation in 2015.

Role of Management in the Compensation-Setting Process

        Certain of the Company's named executive officers have played a role in the compensation-setting process. Historically, our Chief Executive Officer, Mr. Salit, made recommendations to the Compensation Committee concerning the compensation of Mr. Berlin. While the Compensation Committee gave much weight to the Chief Executive Officer's opinion, the Compensation Committee made its own recommendation for each element of Mr. Berlin's compensation. The final decision for all elements of the Company's compensation to Mr. Berlin was ultimately made by the Board based upon the recommendations of the Compensation Committee. The Compensation Committee was responsible for approving all compensation to Mr. Salit.

        Following the Merger, the Chairman of the Board discussed historical compensation practices and the Company's annual incentive compensation history with Mr. Salit. The Chairman considered Mr. Salit's input and made recommendations to the Board with respect to the amount of 2014 annual incentive compensation and the 2014 restricted stock award granted to Messrs. Salit and Berlin and the Board made the final determination of those amounts.

Stockholder Advisory Vote

        As described above, following the Merger, the Board did not take any significant actions related to executive compensation for the balance of 2014, other than determination of the 2014 annual cash incentive for Messrs. Salit and Berlin (as described below). Because stockholders expressed support for the Company's executive compensation programs in 2014 by approving the Company's most recent stockholder advisory vote on executive compensation, the Board did not make any changes to the Company's executive compensation programs in 2014.

Compensation Policies and Practices In Relation to Risk Management

        Prior to 2014, the Compensation Committee conducted annual analyses of the Company's compensation practices and policies to determine whether such policies and practices encourage imprudent risk taking by our executive officers and employees in an effort to maximize their compensation. Historically, the Compensation Committee determined that the Company's compensation policies and practices do not encourage improper risk taking. In making such determination, the committee considered:

  •
  A portion of the Company's annual incentive compensation was equity-based long-term compensation that vests over a period of two years. This vesting period encouraged officers to focus on sustaining our long-term performance. These grants were made annually, so officers always had unvested awards that could decrease significantly in value if our business were not managed for the long-term.

  •
  The Company did not offer significant short-term incentives to its officers or employees that might incentivize excessive risk taking at the expense of long-term company value. While commissions were paid to our business development officers as part of their compensation packages, payment of the full commission was contingent upon certain criteria being satisfied. Management believed that these commissions are also a smaller percentage of total compensation than commissions paid by certain other lenders.

  •
  The Compensation Committee's general philosophy was based on consistency, which resulted in less significant increases or decreases in the amount of compensation paid from year-to-year and lessened the immediate effect of the Company's performance on executive compensation from year-to-year, which encouraged long-term sustained performance and did not encourage excessive risk taking motivated by short-term performance.

        Historically, the Company's compensation policies and practices had been evaluated to make sure they do not encourage our officers and employees to take risks that are not in our long-term best interest. Based upon this review, the Compensation Committee believed that its compensation policies and practices achieved a balance between compensating the Company's officers and employees for their performance while minimizing excessive risk taking.

        As of January 1, 2015, the Company only has two employees, Messrs. Salit and Berlin, who are jointly employed by the Company and CIM SBA and whose terms of employment are governed by the terms of their existing employment agreements.

Use of Independent Compensation Consultant

        Historically, the Compensation Committee reviewed the overall compensation program to assure that it was reasonable and, in consideration of all the facts, adequately recognized performance tied to creating stockholder value and that it met overall Company compensation and business objectives. The Compensation Committee did not utilize the services of an independent advisor or other compensation consultant when determining the appropriate compensation packages for the Company's named executive officers, though the Compensation Committee's Charter did allow for the use of such a consultant and the Compensation Committee was empowered to contract this work to an appropriate third party.

        The Board did not engage the services of an independent compensation consultant in 2014 when determining the amounts of the 2014 annual incentives and the 2014 restricted stock grants for Messrs. Salit and Berlin.

Determining 2014 Executive Compensation

        As described above, Messrs. Garner and Thompson are employed and paid by an affiliate of the Advisor and the Manager and, therefore, their 2014 compensation is not discussed in this proxy statement. During the portion of 2014 prior to the Merger, Messrs. Salit and Berlin were employed and their base salaries were paid by the Company. Following the Merger, they remained employed by the Company, and the Board determined the amounts of their 2014 annual incentive and their 2014 restricted stock awards. Following the Merger, Messrs. Salit and Berlin's base salary, 2014 annual incentive and their 2014 equity awards were made by the Company.

        2014 Base Salary.    The Compensation Committee typically met in December to review the base salary and long-term incentives provided to our named executive officers for the next year. At that meeting the Compensation Committee typically reviewed and, to the extent deemed appropriate, could change the base salary of all or some of our named executive officers for the upcoming twelve month period beginning January 1.

        The predominant factors considered by the Compensation Committee in recommending base salaries for the applicable named executive officers were: (1) the performance of the Company, measured by both financial and non-financial objectives, (2) individual accomplishments, (3) the responsibilities of the officer and any planned change of responsibilities for the forthcoming year and (4) the salary required to retain the named executive officer. The Compensation Committee also considered the proposed base salary relative to that of the Company's other executive officer.

        As described in last year's proxy, in December 2013, the Compensation Committee approved $25,000 increases in 2014 base salary for Messrs. Salit and Berlin, bringing their annual base salary rates to $450,000 and $375,000, respectively. Following the Merger, the Board did not make any further adjustments to their base salaries for the remainder of 2014.

        2014 Annual Cash Incentive.    As discussed above, annual cash incentives paid to our named executive officers have historically been discretionary and were not paid based on pre-established performance goals, but rather were based on the Compensation Committee's assessment in December of each fiscal year of the Company's, and each named executive officer's, performance. Following the Merger, the discretionary nature of the annual incentives for Messrs. Salit and Berlin for 2014 continued. In December 2014, the Board determined the amount of the annual cash incentive for each of Messrs. Salit and Berlin, taking into account a number of factors, including the Company's performance, the performance of the lending division and Messrs. Salit and Berlin's performance and efforts in connection with the Merger. The Board determined that the total amount of 2014 annual cash incentives to be earned by Messrs. Salit and Berlin would be equal to the aggregate amount that each of them earned in 2013 for their annual cash incentive and the special bonus paid to them in July 2013. Accordingly, for 2014, the Board approved an annual cash bonus of $150,000 for Mr. Salit and $125,000 for Mr. Berlin.

        2014 Long-term Equity Incentives.    The Compensation Committee was historically responsible for administration of our 2005 Equity Incentive Plan, and established the number of options granted and restricted shares awarded to our named executive officers under that plan. The Compensation Committee typically granted long-term equity incentives to our named executive officers in the first quarter of the fiscal year. In 2014, in light of the Merger, the Compensation Committee determined not to grant long-term equity incentives prior to March 11, 2014.

        Following the Merger, the Board determined to grant 2014 long-term equity awards to Messrs. Salit and Berlin in the form of restricted shares that vest based on two years of continuous service with one-third of the shares of common stock vesting immediately upon issuance and one-third vesting at the end of each of the next two years. In determining the number of restricted shares to be granted to each of Messrs. Salit and Berlin, the Board was primarily influenced by the desire to align the interests of Messrs. Salit and Berlin with the interests of our stockholders. The Board established a two-year vesting period for the restricted shares because it believed that the restricted shares provide an incentive for our named executive officers to maximize the Company's financial performance over the long term.

        On May 6, 2014, Messrs. Salit and Berlin each received 1,000 restricted shares. The terms of these awards are described in greater detail in the narrative following the Grants of Plan-Based Awards in 2014 table. The grant to Mr. Berlin was made after the Board received and considered input from Mr. Salit. The grant to Mr. Salit was determined by the Board. As noted above, beginning in 2015, Messrs. Salit and Berlin became jointly employed by the Company and CIM SBA.

Severance and Change in Control Agreements

        The Compensation Committee believed that severance and, in select circumstances, change in control arrangements, were necessary to attract and retain the talent necessary for our long-term success. However, the Compensation Committee did not view severance programs for named executive officers as an additional element of compensation. Rather, the Compensation Committee believed that severance programs allow the Company's named executive officers to focus on duties at hand and provide security should their employment be terminated through no fault of their own. Both prior to, and following, the Merger, Messrs. Salit and Berlin are covered by severance provisions in their employment agreements.

        Prior to the Merger, each of Messrs. Salit and Berlin had entered into an agreement with the Company (which is discussed under "Executive Compensation—Employment Agreements") pursuant to which each executive was granted enhanced severance benefits. The Compensation Committee believed that these arrangements were appropriate and consistent with similar provisions agreed upon between comparable sized public companies and their executive officers. The employment agreements are discussed in greater detail below in the section entitled "Executive Compensation—Potential Payments Upon Termination or Change in Control." The terms of Messrs. Salit's and Berlin's employment agreements continue to govern their employment relationships with the Company. Up through December 31, 2014, the Company paid all of their cash compensation and provided all of their employee benefits including grants of their long-term equity incentive awards. Commencing January 1, 2015, the Company and CIM SBA are responsible for compensation paid to Messrs. Salit and Berlin in accordance with their respective employment agreements.

Other Compensation Plans

        The Company maintains a profit sharing plan that includes a defined contribution component and a discretionary profit sharing component (the "401(k) and Profit Sharing Plan") that is intended to satisfy the tax qualification requirements of Section 401(a) of the Internal Revenue Code. Prior to the Merger, the Company's full-time employees, including our named executive officers, were eligible to participate in the 401(k) and Profit Sharing Plan and were permitted to contribute a portion of their eligible compensation (subject to the applicable statutory limits of $17,500, or $23,000 for eligible participants who are 50 or older, in calendar year 2014). Following the Merger, Messrs. Salit and Berlin continue to participate in the 401(k) and Profit Sharing Plan. All amounts electively deferred by a participant under the plan's salary reduction feature are fully vested. While the Company may (but is not required to) make "matching contributions" under the 401(k) and Profit Sharing Plan, none were made during fiscal 2014. In lieu of matching contributions, the Board elected to make a discretionary profit sharing contribution of approximately $256,000 during the plan year ended December 2014, $235,000 during the plan year ended December 31, 2013, and $247,000 during the plan year ended December 31, 2012. Profit sharing contributions to the 401(k) and Profit Sharing Plan are available to all full-time employees who meet the eligibility requirements of the plan. In general, vesting in the Profit Sharing Plan occurs ratably between years two to six of employment. This plan has been transferred and maintained by CIM SBA effective January 1, 2015.

Tax Considerations

        Code Section 162(m) places a limit of $1,000,000 on the amount of compensation that the Company may deduct for federal income tax purposes in any one year with respect to the Company's Chief Executive Officer, and the next three highest paid executives (other than the Chief Financial Officer). However, performance-based compensation that meets certain requirements is excluded from the $1,000,000 limitation. In 2014, the Compensation Committee and the Board were aware of this tax law, but believed that none of our named executive officers received compensation at or near the $1,000,000 maximum. The Board plans to keep this provision in mind for future compensation decisions, and plans to take measures to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives. However, the Board reserves the right to make compensation payments that are nondeductible.

Anti-Pledging/ Anti-Hedging Restrictions

        The Company believes it is inappropriate for any director, officer or employee to enter into speculative transactions in the Company's equity securities and, therefore, prohibits all hedging transactions. The Company's Trading Policy prohibits all hedging transactions and only permits pledging of Company securities with the approval of the attorney designated under the insider trading policy as the legal representative for purposes of the policy.

Compensation Committee Report

        The Board has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon that review and discussion, the Board determined that the Compensation Discussion and Analysis be included in this proxy statement.

  Board of Directors

  Douglas Bech

  Robert Cresci

  Kelly Eppich

  Frank Golay, Jr.

  Shaul Kuba

  Richard Ressler

  Avi Shemesh

Executive Compensation

Summary Compensation Table

        The table below sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for the three calendar years ended December 31, 2014. As described in the Compensation Discussion and Analysis, Messrs. Garner and Thompson are employed by an affiliate of the Advisor and the Manager and their compensation is determined by, and paid to them directly by, such affiliate. The Company did not pay Messrs. Garner and Thompson any compensation in 2014. The Company has entered into employment agreements with each of Messrs. Salit and Berlin, which are described below under "Employment Agreements." As described in the Compensation Discussion and Analysis, Messrs. Salit and Berlin's compensation was paid and benefits were provided by the Company for of the entirety of 2014. Accordingly, their 2014 compensation is set forth in the following tables. Commencing January 1, 2015, the Company and CIM SBA are responsible for compensation paid to Messrs. Salit and Berlin.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)(3)	Option Awards	All Other Compensation(4)	Total
Charles E. Garner	2014	$—	$—	$—	$—	$—	$—
Chief Executive Officer, effective
as of August 20, 2014
David Thompson	2014	—	—	—	—	—	—
Chief Financial Officer, effective
as of March 11, 2014
Jan F. Salit	2014	450,000	150,000	22,540	—	53,286	675,826
Chief Executive Officer until	2013	425,000	150,000	24,064	—	51,662	650,726
March 11, 2014; President and	2012	328,750	55,000	24,231	—	46,449	454,430
Secretary
Barry N. Berlin	2014	375,000	125,000	22,540	—	49,680	572,220
Chief Financial Officer until	2013	350,000	125,000	24,064	—	48,706	547,770
March 11, 2014; Executive Vice	2012	325,625	55,000	24,231	—	46,449	451,305
President of Finance and
Accounting, Treasurer and
Assistant Secretary

(1)
As described in the Compensation Discussion and Analysis, the Board granted annual cash incentives on a discretionary basis.

(2)
As described in the Compensation Discussion and Analysis, the Board granted restricted stock awards on a discretionary basis. The terms of the share awards provide for dividends on non-vested restricted shares to be paid to the holder.

(3)
Represents the grant date fair value of stock awards for the applicable fiscal year in accordance with Accounting Standards Codification ("ASC") Topic 718, Compensation—Stock Compensation. See the "Grants of Plan-Based Awards in 2014" table for information on awards made in 2014. These amounts do not correspond to the actual value that will be recognized as compensation by the named executive officers.

(4)
See table below for a breakdown of all other compensation. The Company has determined that the amounts of prerequisites and other personal benefits paid to each of the named executive officers does not exceed $10,000.

All other compensation consisted of the following during 2014:

Name	Unused Vacation Pay	Tax Qualified Deferred Compensation Plan	Car Allowance	Other	Total
Jan F. Salit	$21,635	$25,051	$6,600	$—	$53,286
Barry N. Berlin	18,029	25,051	6,600	—	49,680

Grants of Plan-Based Awards in 2014

        The following table provides information concerning each grant of restricted shares made to our named executive officers pursuant to our 2005 Equity Incentive Plan during 2014.

Name	Grant Date	All Other Stock Awards: Number of Shares or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Jan F. Salit	May 6, 2014	1,000	$—	$—	$22.54
Barry N. Berlin	May 6, 2014	1,000	—	—	22.54

(1)
Represents a grant of restricted stock to the named executive officers in the amount specified. The terms of these restricted share awards are described below in the section entitled "Equity Incentive Plan Compensation."

(2)
Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation—Stock Compensation. The grant date fair value of the restricted shares is based on the per share closing price of our Common Shares on May 6, 2014, which was $22.54.

Equity Incentive Plan Compensation

        The restricted share awards made to our named executive officers on May 6, 2014 were granted under our 2005 Equity Incentive Plan. Under the terms of the restricted share awards, 1,000 restricted awards as detailed in Grants of Plan-Based Awards in 2014 table were granted to each of our named executive officers on May 6, 2014. One-third of the restricted shares were vested on the date of grant, with one-third of the restricted shares scheduled to vest on May 6, 2015 and the remaining one-third of the restricted shares scheduled to vest on May 6, 2016, provided the recipient continues his employment with us through the applicable vesting dates. Our 2005 Equity Incentive Plan provides for the accelerated vesting of equity awards such as the restricted share awards in the event of (1) the dissolution or liquidation of the Company; (2) a sale of the Company's assets; (3) a merger, consolidation or reorganization where the outstanding shares are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (4) the sale of all the Company's shares to an unrelated party. Dividends are payable on the restricted shares at the same rate and at the same time that dividends are paid to our stockholders.

Outstanding Equity Awards at Fiscal Year End

        The following table provides information on the outstanding share option and restricted share awards held by our named executive officers as of December 31, 2014. Each equity grant is shown separately for each named executive officer.

	Option Awards			Share Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)
Jan F. Salit	—	—	—	667	(1)	$10,012
Barry N. Berlin	—	—	—	667	(1)	10,012

(1)
Represents awards of restricted shares made to each of the named executive officers indicated above on May 6, 2014, which will vest as described above in the section entitled "Equity Incentive Plan Compensation."

(2)
Based on the per share closing market price of $15.01 of our Common Shares on December 31, 2014.

  Option Exercises and Shares Vested in 2014

        The following table sets forth, for each of our named executive officers, information regarding the value of restricted share awards that vested during the fiscal year ended December 31, 2014.

	Share Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Jan F. Salit	1,000	$39,755
Barry N. Berlin	1,000	39,755

(1)
Based on the following awards for each of Messrs. Salit and Berlin: (a) 445 restricted shares granted on March 14, 2013, which vested in connection with the Merger on March 11, 2014, (b) 222 restricted shares granted on March 9, 2012, which vested on March 9, 2014 and (c) 333 restricted shares granted on May 6, 2014, which vested immediately. The per share market price of the restricted shares was $48.35 on March 9, 2014 and March 11, 2014 and $22.54 on May 6, 2014. The per share market prices of the restricted shares that vested on March 9, 2014 and March 11, 2014 are prior to the declaration of the special dividend in connection with the Merger.

(2)
Calculated as the aggregate market value on the date of vesting of the restricted stock with respect to which restrictions lapsed (or restricted shares became vested) during 2014 (calculated before payment of any applicable withholding or other income taxes).

  Pension Benefits

        We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our named executive officers.

  Non-qualified Deferred Compensation

        We do not have any non-qualified deferred compensation plans or arrangements in which our named executive officers participate.

  Potential Payments Upon Termination or Change in Control

Executive Employment Agreements

        Each of Messrs. Salit and Berlin is party to an executive employment agreement (each, an "Executive Employment Agreement") with the Company, which amended and restated each of their previous employment agreements and became effective upon the consummation of the Merger on March 11, 2014. The Executive Employment Agreements continue to govern the terms of employment for Messrs. Salit and Berlin following the Merger. Under the Executive Employment Agreements, each of Messrs. Salit and Berlin is entitled to a minimum annual salary of $425,000 and $350,000, respectively. The Company's Board may, in its discretion, increase the annual base salary and may also consider bonus compensation. The Executive Employment Agreements also entitle each executive to health insurance coverage for himself, his wife and his dependent children, and a monthly automobile allowance of $550.

        Under the Executive Employment Agreements, if (1) in the case of Mr. Salit, the executive voluntarily resigns his employment no earlier than 12 months following the effective date of the agreement but no later than December 31, 2015 or, in the case of Mr. Berlin, the executive voluntarily resigns his employment on or before December 31, 2015 or (2) the Company terminates the executive's employment without Cause on or before December 31, 2015, the executive will be entitled to receive compensation equal to 2.99 times the average of the last three years' compensation calculated as of the termination date, based on the calculation methodology set forth in each of the Executive Employment Agreements, which refer to the calculation methodology set forth in the Company's definitive proxy statement for its 2013 annual meeting and provide that the amount of any annual equity awards included in such calculation shall be capped at $25,000 per annum.

        If either of Messrs. Salit or Berlin is unable to perform his services due to illness or total incapacity (to be determined based on standards similar to those utilized by the U.S. Social Security Administration), he shall receive his full salary for up to one year of such incapacity, reduced by any amounts paid by any Company-provided insurance. If the executive's total incapacity continues beyond one year and he is not thereafter able to devote full time to his employment with the Company, then his employment and his Executive Employment Agreement will terminate.

        If either of Messrs. Salit or Berlin dies during his employment with the Company before reaching the age of seventy, his estate will be entitled to a payment of two times his annual salary, plus unused vacation pay. The Company-paid amount of such death benefits will be made over the course of twelve months, offset by any amounts paid under any group life insurance issued by the Company.

        If either of Messrs. Salit or Berlin is employed by the Company in good standing on January 1, 2016 and is not entitled to any disability, death or severance payments under his Executive Employment Agreement, the executive would receive, in the case of Mr. Salit, 60,000 shares and in the case of Mr. Berlin, 45,000 shares. Such share grants will be vested upon grant in accordance with the terms of the Executive Employment Agreements.

        In the event that either of Messrs. Salit or Berlin employment is terminated by the Company for Cause, or if the executive resigns his employment with the Company or on or after January 1, 2016, the executive will be entitled to receive only his base salary then in effect, prorated to the date of termination, and all benefits accrued through the date of termination. If the Company terminates either of Messrs. Salit or Berlin's employment without cause on or after January 1, 2016, the executive will be entitled to receive a severance payment in an amount equal to his annual base salary then in effect, be paid out in a lump sum on the 60th day following his termination date, conditioned upon the execution of a general release of claims.

        For purposes of the Executive Employment Agreements, "Cause" means (1) the intentional, unapproved material misuse of corporate funds, (2) professional incompetence or (3) acts or omissions constituting gross negligence or willful misconduct of executive's obligations or otherwise relating to the business of the Company.

Equity Incentive Awards

        The equity awards that are granted to each of our named executive officers at the discretion of the Board are not governed by the employment agreements, but rather through our 2005 Equity Incentive Plan and the accompanying award agreements for each grant. Our 2005 Equity Incentive Plan provides that upon either (1) the dissolution or liquidation of the Company; (2) a sale of the Company's assets; (3) a merger, consolidation or reorganization where the outstanding shares are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (4) the sale of all the Company's shares to an unrelated party, all unvested share options and restricted shares shall receive accelerated vesting.

        The following table sets forth the amount of the Company's payment obligation if each of our named executive officers incurred a termination on December 31, 2014 as a result of the applicable scenario. All vacation days are assumed to have been taken, and all reasonable business expenses are assumed to have been previously reimbursed for purposes of the following table. Each of the amounts in the table is the Company's best estimate of the amounts that our executives would receive upon a termination or a change in control, but the precise amount would not be determinable until an actual termination occurred.

Name	Death(1)	Disability(2)	Resignation or Termination Without Cause(3)	Change in Control(4)
Jan F. Salit	$900,000	$676,000	$1,775,000	$1,785,000
Barry N. Berlin	750,000	572,000	1,566,000	1,576,000

(1)
Amounts in this column approximate two times the annual base salary of each of the current named executive officers effective as of January 1, 2014.

(2)
Amounts in this column approximate the amount reported above in the "Total" column of the "Summary Compensation Table" with respect to the year ended December 31, 2014.

(3)
The amounts shown in this column are based upon the product of the three-year average total annual compensation and 2.99. Total annual compensation with respect to the calendar years ended December 31, 2014, 2013 and 2012 are reported above in the "Total" column of the "Summary Compensation Table."

(4)
The amounts shown in this column represent the accelerated vesting of the 667 unvested restricted shares held by each of Messrs. Salit and Berlin as of December 31, 2014 pursuant to the 2005 Equity Incentive Plan upon a change in control transaction, with or without a termination of employment. Values were calculated based on a per share closing market price of $15.01 on December 31, 2014.

Trust Manager and Board Compensation

        Prior to the Merger, the Company used a combination of cash and share-based compensation to attract and retain qualified candidates to serve on the board of trust managers. In setting board of trust manager's compensation, the board of trust managers considered, among other things, the substantial time commitment on the part of trust managers in fulfilling their duties as well as the skill level it requires of trust managers. In addition, the non-employee trust managers were reimbursed by the Company for their expenses related to attending board or committee meetings.

        For the portion of 2014 prior to the Merger, our non-employee trust managers were compensated as follows:

Board retainer	$8,750
Annual audit committee chairman retainer	2,000
Fee for each quarterly audit committee meeting attended	2,200
Fee for each other audit committee meeting attended	1,000
Fee for each nominating committee meeting attended	1,000
Fee for each other Board meeting attended	1,000

  Trust Manager Compensation in 2014

Name	Fees Earned or Paid in Cash	Share Awards	Total
Nathan Cohen	$19,950	$—	$19,950
Martha Morrow	13,750	—	13,750
Barry Imber	17,950	—	17,950

        Following the Merger, the Company continues to use a combination of cash and share-based compensation to attract and retain qualified candidates to serve on the Board. In setting directors' compensation, the Board considers, among other things, the substantial time commitment on the part of Board in fulfilling their duties as well as the skill level it requires of directors. In addition, directors are reimbursed by the Company for their expenses related to attending board or committee meetings.

        Following consummation of the Merger, the independent directors are compensated according to the following schedule:

Annual board retainer	$50,000
Annual audit committee chairman retainer	$20,000

        Following the Merger, the annual board retainer is paid quarterly in advance and compensates the independent Directors for the period beginning on March 11, 2014 through the day immediately prior to the following annual meeting of the stockholders.

        The annual audit committee chairman retainer is payable quarterly in advance.

        The compensation arrangement for the independent directors in 2015 is expected to be the same as the compensation arrangement for the independent directors in 2014 following the Merger.

  Director Compensation in 2014

Name	Fees Earned or Paid in Cash	Share Awards(1)	Total
Robert Cresci	$70,000	$42,100	$112,100
Douglas Bech	50,000	42,100	92,100
Frank Golay, Jr.	50,000	42,100	92,100

(1)
Represents the grant date fair value of the restricted shares or share options, as the case may be, for purposes of ASC Topic 718, Compensation—Stock Compensation. The grant date fair value of the restricted shares is based on the per share closing price of our Common Shares on March 11, 2014, which was $21.05

2015 Equity Incentive Plan

        The Company is seeking stockholder approval for its 2015 Equity Incentive Plan, pursuant to which the Company may grant awards of restricted shares or restricted stock units to non-employee directors and awards to two employees of the Company, who will receive stock awards, which will be vested upon grant in accordance with the terms of the employees' applicable employment agreements, provided they are employed by the Company in good standing on January 1, 2016. Please refer to "Proposal 3—Approval of Adoption of a New Equity Compensation Plan" of this proxy statement for a description of the material terms of the 2015 Equity Incentive Plan, which is attached in its entirety as Exhibit A hereto.

 RELATED PERSON TRANSACTIONS

Transactions with Related Persons

        Affiliates of CIM Group (collectively, the "CIM Management Entities"), provide property management, leasing, and development services to CIM Urban. The CIM Management Entities earned property management fees, which are included in rental and other property operating expenses, totaling $5,284,000, $4,828,000 and $4,171,000 for the years ended December 31, 2014, 2013 and 2012, respectively. CIM Urban also reimbursed the CIM Management Entities $7,369,000, $5,082,000 and $2,726,000 during the years ended December 31, 2014, 2013 and 2012, respectively, for the cost of on-site personnel incurred on behalf of CIM Urban, which is included in rental and other property operating expenses. The CIM Management Entities earned leasing commissions of $1,904,000, $537,000 and $744,000 for the years ended December 31, 2014, 2013, and 2012, respectively, which were capitalized to deferred charges. In addition, the CIM Management Entities earned development management fees of $566,000, $834,000 and $973,000 for the years ended December 31, 2014, 2013 and 2012, respectively, which were capitalized to investments in real estate.

        PMC Commercial Trust and CIM REIT entered into various agreements with plaintiffs to settle their claims with regards to the Merger, which agreements were effective as of January 28, 2014 and were approved by the court on April 4, 2014 (the "Settlement Agreement"). Under the terms of the Settlement Agreement, the Manager entered into a trading plan (the "Trading Plan") designed to comply with Rule 10b5-1 under the Exchange Act to provide for the purchase of up to 550,000 Common Shares at prices up to $25.00 per share. The Trading Plan commenced on March 12, 2014 and expired on August 10, 2014. Pursuant to the Trading Plan, the Manager acquired approximately 254,000 Common Shares. Additionally, CIM Commercial agreed to be responsible for providing and administering notice of the class action settlement to the members of the settlement class and pay for all reasonable costs incurred in providing such notice. As a result of the settlement, CIM Commercial agreed to payment of attorney's fees and expenses of plaintiffs' counsel of $772,000. In addition, pursuant to the terms of the Settlement Agreement, the Manager purchased 100,000 Common Shares owned by REIT Redux LP and its other "reporting persons" at a price of $25.00 per share in August 2014.

        On March 11, 2014, CIM Commercial and its subsidiaries entered into the Master Services Agreement with the Manager pursuant to which the Manager provides certain management and administrative services to CIM Commercial and its subsidiaries. Pursuant to the Master Services Agreement, CIM Commercial pays a base service fee (the "Base Service Fee") to the Manager equal to $1 million per annum (subject to an annual escalation by a specified inflation factor beginning on January 1, 2015), payable quarterly in arrears. The Base Service Fee began to accrue on March 11, 2014 and was pro-rated based on the number of days during the first quarter in which the Master Services Agreement was in effect. For the year ended December 31, 2014, the Manager earned a Base Service Fee of $806,000. In addition, pursuant to the terms of the Master Services Agreement, the Manager may receive compensation for performing certain services for CIM Commercial and its subsidiaries that are not covered under the Base Service Fee. During the year ended December 31, 2014, such services performed by the Manager included accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources and corporate communications. The Manager's compensation is based on the salaries and benefits of the employees of the Manager and/or its affiliates who performed these services (allocated based on the percentage of time spent on the affairs of CIM Commercial and its subsidiaries). For the year ended December 31, 2014, we expensed $1,193,000 for such services. At December 31, 2014, $725,000 was due to the Manager. Additionally, CIM Commercial agrees to reimburse the Manager for certain expenses incurred by the Manager.

        CIM Urban and the Advisor are parties to an Investment Management Agreement pursuant to which CIM Urban engaged the Advisor to provide investment advisory services to CIM Urban. The

Advisor manages CIM Urban's investments in real estate and other assets, including debt, equity and equity-related interests in real estate, securities and investments (including cash), and has the power and authority to determine, and with full discretion to place orders in respect of, the purchase, retention and disposition of such investments and to execute agreements relating thereto in accordance with the investment objectives, policies and restrictions set forth in the CIM Urban's partnership agreement.

        On March 11, 2014, CIM Commercial entered into a Registration Rights and Lockup Agreement with Urban II pursuant to which Urban II is entitled to registration rights, subject to certain limitations, with respect to Common Shares it received in the Merger and the Common Shares issued upon conversion of the Preferred Shares it received in the Merger. Specifically, Urban II has eight demand registration rights (rights to require CIM Commercial to file a registration statement with the SEC). It also has certain piggyback and incidental registration rights. CIM Commercial will bear the expenses incurred in connection with the filing of any such registration statements.

        As of January 1, 2015, all of CIM Commercial's employees moved to CIM SBA, an affiliate of CIM Group, except Mr. Salit, our President and Secretary, and Mr. Berlin, our Executive Vice President and Treasurer, who became jointly employed by CIM Commercial and CIM SBA and their employment agreements with CIM Commercial continue in full force and effect. In connection with this, on January 1, 2015, CIM Commercial entered into a Staffing and Reimbursement Agreement with CIM SBA and our subsidiary, PMC Commercial Lending, LLC, which provides that CIM SBA will provide personnel and resources to the Company and the Company will reimburse CIM SBA for the costs and expenses of providing such personnel and resources.

        Mr. Kuba, Mr. Ressler and Mr. Shemesh, directors of the Company, together with their respective heirs and trusts for the benefit of their respective heirs, directly and indirectly, control and are the majority owners of CIM Group and its subsidiaries, which receive asset management and certain other fees from CIM Urban and services fees from CIM Commercial and its subsidiaries as contemplated in the Master Services Agreement.

Review, Approval and Ratification of Transactions with Related Persons

        The Board has adopted a written related person transaction policy. Under the policy, a "Related Person Transaction" includes certain transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, and in which a related person had, has or will have a direct or indirect material interest.

        A "Related Person" is:

        Any person who was in any of the following categories during the applicable period:

  •
  a director or nominee for director;

  •
  any executive officer; or

  •
  any immediate family member of a director or executive officer, or of any nominee for director, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, or nominee for director and any person (other than a tenant or employee) sharing the household of such security holder.

        Any person who was in any of the following categories when a transaction in which such person had a direct or indirect material interest occurred or existed:

  •
  any person who is known to the Company to be the beneficial owner of more than 5% of our shares; and

  •
  any immediate family member of any such security holder, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such security holder and any person (other than a tenant or employee) sharing the household of such security holder.

        A person who has a position or relationship within a firm, corporation or other entity that engages in a transaction with the Company will not be deemed to have an "indirect material interest" within the meaning of "Related Person Transaction" when:

        The interest arises only:

  •
  from such person's position as a director of another corporation or organization that is a party to the transaction; or

  •
  from the direct or indirect ownership by such person and all other persons specified in the definition of "Related Person" in the aggregate of less than 10% equity interest in another person (other than a partnership) which is a party to the transaction; or

  •
  from both such position and ownership; or

  •
  from such person's position as a limited partner in a partnership in which the person and all other persons specified in the definition of "Related Person" have an interest of less than 10%, and the person is not a general partner of and does not hold another position in the partnership.

        Each of the Company's executive officers is encouraged to help identify any potential Related Person Transaction.

        If a new Related Person Transaction is identified, it will initially be brought to the attention of the Chief Financial Officer, who will then prepare a recommendation to the Board and/or a committee thereof regarding whether the proposed transaction is reasonable and fair to the Company.

        A committee comprised solely of independent directors, who are also independent of the Related Person Transaction in question, will determine whether to approve a Related Person Transaction. In general, the committee will only approve or ratify a Related Person Transaction if it determines, among other things, that the Related Person Transaction is reasonable and fair to the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

        Based solely upon a review of these reports, during the fiscal year ended December 31, 2014, we believe that all SEC filing requirements applicable to our directors, executive officers and beneficial owners of more than 10% of our Common Shares were satisfied on a timely basis in 2014.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        BDO was appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although ratification of the appointment of BDO by our stockholders is not required, the Board is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.

        PricewaterhouseCoopers LLP ("PwC") audited the legacy PMC Commercial Trust financial statements for the years ended December 31, 2013 and 2012. The Merger was treated as a reverse acquisition for accounting purposes and, as such, the historical financial statements of the accounting acquirer, CIM Urban, have become our historical financial statements. Deloitte audited the CIM Urban financial statements for the fiscal years ended December 31, 2013 and 2012.

        Upon the consummation of the Merger, PwC was dismissed as our independent registered public accounting firm and subsequently BDO was engaged to be our independent registered public accounting firm for the fiscal year ended December 31, 2014. In addition, Deloitte was dismissed as the auditors for CIM Urban during 2014.

        PwC's audit reports on the legacy PMC Commercial Trust financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audits of the legacy PMC Commercial Trust financial statements for each of the fiscal years ended December 31, 2013 and December 31, 2012 and through March 11, 2014, there were (1) no disagreements between PMC Commercial Trust and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter in its audit report and (2) there were no reportable events as defined in Item 304(a)(1)(v) of the SEC's Regulation S-K.

        In addition, during the years ended December 31, 2013 and 2012 and through the date that Deloitte was dismissed as the independent registered public accounting firm for CIM Urban, Deloitte's audit reports on CIM Urban financial statements did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audits of CIM Urban financial statements for each of the fiscal years ended December 31, 2013 and December 31, 2012 and through the date that Deloitte was dismissed as the independent registered public accounting firm for CIM Urban, there were (1) no disagreements between CIM Urban and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter in its audit report and (2) there were no reportable events as defined in Item 304(a)(1)(v) of the SEC's Regulation S-K.

        We provided PwC with a copy of the foregoing disclosures as contained in Item 4.01 of our Current Report on Form 8-K filed with the SEC on March 11, 2014, and requested that PwC furnish a letter addressed to the SEC stating whether it agreed with the above statements made by the Company. A copy of such letter, dated March 11, 2014, is filed as Exhibit 16.1 to that Current Report on Form 8-K.

        As noted above, on September 8, 2014, our Audit Committee formally engaged BDO to be our independent registered public accounting firm for the fiscal year ended December 31, 2014. During the years ended December 31, 2013 and 2012, and during the interim period from January 1, 2014 to September 8, 2014, the Company did not consult with BDO with regards to the financial statements of legacy PMC Commercial Trust which were audited by PwC, with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the legacy PMC Commercial Trust financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. Additionally, during the years ended December 31, 2013 and 2012, and during the interim period from January 1, 2014 to September 8, 2014, no written report or oral advice was provided to the Company by BDO that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

        We expect representatives of BDO to be present at the Annual Meeting, and they will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.

Principal Accounting Firm Fees

        Aggregate fees billed to the Company for the years ended December 31, 2014 and 2013 by the Company's principal accounting firm for such years, BDO and Deloitte, respectively, were as follows:

	2014	2013
Audit fees(1)	$630, 241	$413,401
Non-Audit Related Fees(2)	—	532,887
Tax Fees(3)	—	444,980
All Other Fees	—	—

Total	$630,241	$1,391,268

(1)
Audit fees consisted of professional services performed in connection with (i) the audit of the Company's annual financial statements and internal control over financial reporting, (ii) the review of financial statements included in its quarterly reports on Form 10-Q and (iii) procedures related to consents and assistance with and review of documents filed with the SEC. Not included in the 2014 amount is $187,964 paid to Deloitte, our principal auditor during 2013, for services performed on 2014 financial statement matters.

(2)
During 2013, consisted of due diligence fees incurred in connection with the Merger.

(3)
Tax fees consisted principally of assistance with matters related to tax compliance, tax planning, and tax advice.

Pre-Approval Policies

        The Company's Audit Committee, pursuant to its exclusive authority, reviewed and approved the Company's engagement of BDO and Deloitte as its independent registered public accounting firms, and the incurrence of all of the fees described above, for 2014 and 2013. The Audit Committee has adopted Pre-Approval Policies for all other services its independent registered public accounting firm may perform for the Company. The Pre-Approval Policies detail with specificity the services that are authorized within each of the above-described categories of services and provide for aggregate maximum dollar amounts for such pre-approved services. Any additional services not described or otherwise exceeding the maximum dollar amounts prescribed by the Pre-Approval Policies will require the further advance review and approval of the Audit Committee. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval to permit the Audit Committee to make a determination whether the provision of such services would impair the independent registered public accounting firm's independence. The Audit Committee has delegated the authority to grant any such additional required approval to its

Chairman between meetings of the Audit Committee, provided that the Chairman reports the details of the exercise of any such delegated authority at the next meeting of the Audit Committee.

OTHER MATTERS

        Management does not intend to present any business at the Annual Meeting not mentioned in this proxy statement, and at the time of preparation of this proxy statement knows of no other business to be presented. If any other matters are properly brought before the Annual Meeting, the appointed proxies will vote all proxies on such matters in accordance with their judgment of the best interests of the Company.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

        The deadline for submission of stockholder proposals in our proxy statement and form of proxy for the annual meeting of stockholders of the Company to be held in 2016 (the "2016 Annual Meeting") calculated in accordance with Rule 14a-8 under the Exchange Act is December 19, 2015.

        Under our Bylaws, a stockholder is eligible to submit a stockholder proposal outside the processes of Rule 14a-8 if the stockholder is (1) a stockholder of record both at the time of giving notice and at the time of the 2016 Annual Meeting and (2) is entitled to vote at the 2016 Annual Meeting. The stockholder also must provide timely notice in proper written form of the proposal to the Company, addressed to Mr. Jan F. Salit, Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252. To be timely under our Bylaws, we must receive advance notice of the proposal no earlier than November 19, 2015 and no later than 5:00 p.m., Eastern Time, on December 19, 2015.

ANNUAL REPORT

        We have provided without charge a copy of the annual report to stockholders for fiscal year 2014, which includes a copy of the Form 10-K as filed with the SEC (excluding exhibits), to each person being solicited by this proxy statement. Upon the written request by any person being solicited by this proxy statement, we will provide without charge a copy of the Annual Report on Form 10-K as filed with the SEC (excluding exhibits, for which a reasonable charge shall be imposed). All requests should be directed to the Company's Investor Relations Department at 17950 Preston Road, Suite 600, Dallas, Texas 75252.

REDUCE DUPLICATE MAILINGS

        The SEC has adopted rules that permit companies and intermediaries (for example, brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. A number of brokers with account holders who are stockholders of the Company "household" the Company's proxy materials in this manner. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual statement, or if you currently receive multiple copies of the proxy statement at your address and would like to request householding of your communications, please follow the instructions described below and notify your broker or the Company's transfer agent in writing or by telephone.

        Stockholders of record should contact our transfer agent, American Stock Transfer and Trust, at:

6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449

        Stockholders who hold their shares in "street name" should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

        CIM Commercial is subject to the information and periodic reporting requirements of the Exchange Act and will file annual, quarterly and current reports, proxy statements and other information with the SEC. CIM Commercial files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read CIM Commercial's SEC filings, including CIM Commercial's proxy statement, over the internet at the SEC's website at www.sec.gov. You may also read and copy any document CIM Commercial files with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

        If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact CIM Commercial by telephone or in writing:

    CIM Commercial Trust Corporation
    4700 Wilshire Bvld.
    Los Angeles, California 90010
    Attn: Investor Relations
    (323) 860-4900

BY ORDER OF THE BOARD OF DIRECTORS
Charles E. Garner II Chief Executive Officer
Dated: April 17, 2015

 EXHIBIT A—FORM OF 2015 EQUITY COMPENSATION PLAN

CIM COMMERCIAL TRUST CORPORATION
2015 EQUITY INCENTIVE PLAN

ARTICLE I
GENERAL

1.1   Purpose

        The purpose of the CIM Commercial Trust Corporation 2015 Equity Incentive Plan (as amended from time to time, the "Plan") is to help the Company (as hereinafter defined): (1) align the interests of Grantees (as hereinafter defined) with the Company's stockholders; and (2) promote ownership of the Company's equity.

1.2   Definitions of Certain Terms

        For purposes of this Plan, the following terms have the meanings set forth below:

          1.2.1  "Award" means an award made pursuant to the Plan.

          1.2.2  "Award Agreement" means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

          1.2.3  "Board" means the Board of Directors of the Company.

          1.2.4  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

          1.2.5  "Committee" has the meaning set forth in Section 1.3.1.

          1.2.6  "Common Stock" means the common stock of the Company, par value $0.001 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.2.

          1.2.7  "Company" means CIM Commercial Trust Corporation and any Subsidiary, and any successor entity thereto.

          1.2.8  "Fair Market Value" means, with respect to a Share, (i) the closing sales price per share on the national securities exchange on which the Shares are principally traded, for the last preceding date on which there was a sale of such Shares on such exchange; (ii) if the Shares are then traded in an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine, unless determined as otherwise specified herein or in any applicable Award Agreement. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted.

          1.2.9  "Effective Date" has the meaning set forth in Section 3.13.

          1.2.10  "Grantee" means a Non-Employee Director or an employee of the Company who receives an Award under the Plan.

          1.2.11  "Non-Employee Director" member of the Board who is not an employee of the Company.

          1.2.12  "Shares" means shares of Common Stock.

          1.2.13  "Subsidiary" means any corporation, partnership, limited liability company or other legal entity in which the Company, directly or indirectly, owns stock or other equity interests possessing 25% or more of the total combined voting power of all classes of the then-outstanding stock or other equity interests.

1.3   Administration

          1.3.1  The Board or any committee or sub-committee of the Board as designated by the Board from time to time (collectively, the "Committee") will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

            (a)   exercise all of the powers granted to it under the Plan;

            (b)   construe, interpret and implement the Plan and all Award Agreements;

            (c)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee's own operations;

            (d)   make all determinations necessary or advisable in administering the Plan;

            (e)   amend the Plan to reflect changes in applicable law; and

            (f)    grant, or recommend to the Board for approval to grant, Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards.

          1.3.2  Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be as fully effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive.

1.4   Persons Eligible for Awards

        Except as set forth in Section 1.8, Awards under the Plan may only be made to Non-Employee Directors of the Company (or any successor manager).

1.5   Types of Awards Under Plan

        Awards may be made under the Plan in the form of restricted stock or restricted stock units.

1.6   Shares of Common Stock Available for Awards

          1.6.1    Common Stock Subject to the Plan.    Subject to the other provisions of this Section 1.6, the total number of Shares that may be granted under the Plan will be 400,000. Shares subject to an Award that is forfeited, expires or is settled for cash (in whole or in part), to the extent of such forfeiture, expiration or cash settlement will be available for future grants of Awards under the Plan and will be added back in the same number of Shares as were deducted in respect of the grant of such Award.

          1.6.2    Adjustments.    The Committee will (a) adjust the number of Shares authorized pursuant to Section 1.6.1, (b) adjust the individual Award amounts set forth in Sections 1.7, and (c) adjust the terms of any outstanding Awards (including, without limitation, the number of Shares covered by each outstanding Award and the type of property or securities to which the Award relates), in each case, in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued Shares (or issuance of shares of stock other than Shares) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, split up, combination, reclassification or exchange of Shares, merger, consolidation, rights offering, separation, reorganization or liquidation or any other change in the corporate structure or Shares, including any extraordinary dividend or extraordinary distribution.

1.7   Awards to Non-Employee Directors

        Non-Employee Directors shall be eligible to receive Awards under the Plan as determined by the Committee from time to time. Any such Award shall be subject to the terms and conditions as determined by the Committee and set forth in the applicable Award Agreement.

1.8   Awards to Certain Employees

        As soon as practicable following January 1, 2016, the Committee may make Awards of stock that are vested at grant in the aggregate amount of 105,000 Shares in satisfaction of the Company's obligation to make stock grants to two employees of the Company, who are eligible to receive stock awards under the terms of their employment agreements, provided such employees are employed by the Company in good standing on January 1, 2016. Except as set forth in this Section 1.8, no other Awards may be granted to employees of the Company under the Plan.

ARTICLE II
AWARDS UNDER THE PLAN

2.1   Agreements Evidencing Awards

        Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2   No Rights as a Stockholder

        No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of the Company with respect to Shares subject to an Award until the delivery of such Shares. Except as otherwise provided in Section 1.6.2, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the certificates for the Shares are delivered, or in the event the Committee elects to use another system, such as book entries by the transfer agent, before the date in which such system evidences the Grantee's ownership of such Shares.

2.3   Restricted Shares

          2.3.1    Grants.    Upon grant of restricted shares, the Grantee will have the rights of a stockholder with respect to such restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement.

          2.3.2    Right to Vote and Receive Dividends on Restricted Shares.    Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional Shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Grantee (without interest).

2.4   Restricted Stock Units

        The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of the Company, until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

2.5   Dividend Equivalent Rights

        The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Award if such Shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the vesting of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

ARTICLE III
MISCELLANEOUS

3.1   Amendment of the Plan

          3.1.1  Unless otherwise provided in the Plan or in an Award Agreement, the Board may at any time and from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Sections 1.3 and 1.6.2, no such amendment may materially adversely impair the rights of the Grantee of any Award without the Grantee's consent. Subject to Sections 1.3 and 1.6.2, an Award Agreement may not be amended to materially adversely impair the rights of a Grantee without the Grantee's consent.

          3.1.2  Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency.

3.2   Tax Withholding

        Grantees will be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or disposition of any Award or Shares.

3.3   Nonassignability; No Hedging

        Unless otherwise determined by the Committee or provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner, other than by will or by the laws of descent and distribution.

3.4   No Continued Engagement; Right of Discharge Reserved

        Neither the adoption of the Plan nor the grant of any Award (or any provision in the Plan or Award Agreement) will confer upon any Grantee any right to continued engagement with the Company, nor will it interfere in any way with the right of the Company to terminate, or alter the terms and conditions of, such engagement at any time.

3.5   Nature of Payments

        Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee.

3.6   Plan Headings

        The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.7   Termination of Plan

        The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate on the day before the tenth anniversary of the Effective Date, and provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.8   Clawback/Recapture Policy

        Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Awards be repaid to the Company after they have been distributed to the Grantee.

3.9   Section 409A

        All Awards made under the Plan that are intended to be "deferred compensation" subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption.

3.10 Governing Law

        THE PLAN AND ALL AWARDS MADE AND ACTIONS TAKEN THEREUNDER WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

3.11 No Third-Party Beneficiaries

        Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder.

3.12 Successors and Assigns of the Company

        The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity.

3.13 Date of Adoption and Approval of Stockholders

        The Plan was adopted by the Board on April 3, 2015 and was approved by the Company's stockholders on [                        ], 2015 (the "Effective Date").

ANNUAL MEETING OF STOCKHOLDERS OF

CIM COMMERCIAL TRUST CORPORATION

May 6, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://investors.cimcommercial.com/sec.cfm.

The Annual Report is available at http://investors.cimcommercial.com/sec.cfm.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Item 1.

To consider and elect seven members of CIM Commercial’s board of directors, each to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

			Item 2.	To consider and approve the ratification of BDO as CIM Commercial’s auditor for the fiscal year ending December 31, 2015	FOR ☐	AGAINST ☐	ABSTAIN ☐

☐	FOR ALL NOMINEES	NOMINEES:	The Board recommends you vote “FOR” the approval of the ratification of BDO.

☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	( ) Douglas Bech ( ) Robert Cresci ( ) Kelly Eppich ( ) Frank Golay, Jr. ( ) Shaul Kuba ( ) Richard Ressler ( ) Avi Shemesh	Item 3.	To consider and approve the adoption of the Equity Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The Board recommends you vote “FOR” the adoption of the Equity Compensation Plan.

The Board recommends you vote “FOR” each of the director nominees.			Item 4.	To consider and approve, by a non-binding advisory vote, executive compensation	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐			The Board recommends you vote “FOR” the approval of the compensation of our named executive officers.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method

☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED AS RECOMMENDED BY THE BOARD. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXY IN HIS BEST JUDGMENT. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark, sign and return this proxy in the enclosed envelope or by facsimile. The undersigned acknowledges receipt from CIM Commercial of a Notice of Annual Meeting of Stockholders and a proxy statement.

Signature of Stockholder		Date:	Signature of Stockholder		Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐	■

PROXY	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

CIM COMMERCIAL TRUST CORPORATION

The undersigned hereby appoints Charles E. Garner II and David Thompson with power of substitution, as proxy and attorney-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of CIM Commercial Trust Corporation (“CIM Commercial”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of CIM Commercial to be held at 10:30 a.m., Pacific Time, on May 6, 2015, at the Hollywood Roosevelt Hotel, 7000 Hollywood Boulevard, Los Angeles, California 90028, or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

(Continued and to be signed on the reverse side)

☐

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF CIM COMMERCIAL 'S BOARD OF DIRECTORS AND EXECUTIVE OFFICERS AND CURRENT BENEFICIAL OWNERS
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3 APPROVAL OF EQUITY COMPENSATION PLAN
PROPOSAL 4 ADVISORY VOTE ON EXECUTIVE COMPENSATION
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
RELATED PERSON TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING
ANNUAL REPORT
REDUCE DUPLICATE MAILINGS
WHERE YOU CAN FIND MORE INFORMATION
EXHIBIT A—FORM OF 2015 EQUITY COMPENSATION PLAN